                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             LSB INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                             LSB INDUSTRIES, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             LSB INDUSTRIES, INC.
                         16 South Pennsylvania Avenue
                              Post Office Box 754
                           Oklahoma City, OK  73101
                             FAX:  (405) 235-5067

                   Notice of Annual Meeting of Stockholders
                           To Be Held June 24, 1999



To the Stockholders of
LSB Industries, Inc.


     The Annual Meeting of the Stockholders of LSB Industries, Inc. (the "Company") will take place at the Company's financial center located at 4000 Northwest 39th Expressway, Oklahoma City, Oklahoma, on Thursday, June 24, 1999, at 11:30 a.m. (CST), for the purpose of considering and acting upon the following matters:

     (1)  The election of 5 nominees to the Board of Directors;
     (2)  The approval of the selection of independent auditors;
     (3)  To approve the Company's 1998 Employee Stock Option and Incentive
          Plan;
     (4)  To approve the Company's Outside Directors Stock Purchase Plan;
     (5) Any other business which properly may come before the meeting or any adjournment of the meeting.

     The Board of Directors has fixed the close of business on May 14, 1999, as the record date for the determination of holders of the common stock and voting preferred stock of the Company entitled to receive notice of, and to vote at, the Annual Meeting.

     To ensure the presence of a quorum at the Annual Meeting, please sign and promptly return the enclosed Proxy Card in the accompanying self-addressed envelope, which requires no postage if mailed in the United States.

     The Company is distributing its 1998 Annual Report to Stockholders with the enclosed proxy soliciting material.

                              By order of the Board of Directors

                              David M. Shear
                              Secretary

Oklahoma City, Oklahoma
May 24, 1999

                             LSB INDUSTRIES, INC.
                             16 South Pennsylvania
                              Post Office Box 754
                           Oklahoma City, OK  73101

                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held June 24, 1999

                            SOLICITATION OF PROXIES


Solicitation.  This Proxy Statement is solicited on behalf of the Board of
-------------
Directors of LSB Industries, Inc. (the "Company") and is hereby furnished to the stockholders of the Company to solicit their proxies for use at the Annual Meeting of Stockholders to take place on Thursday, June 24, 1999, at 11:30 a.m. at the Company's financial center located at 4000 Northwest 39th Expressway, Oklahoma City, Oklahoma 73112 (the "Annual Meeting"). The Company may use the services of its directors, officers, and employees to solicit proxies personally or by telephone, without additional compensation therefore. The Company will bear all of the costs of preparing, printing, assembling, and mailing this Proxy Statement and the Proxy Card and all of the costs of the solicitation of the proxies. The Company has also retained the services of Corporate Investor Communications, Inc., to aid in the solicitation of proxies for a fee of $4,000, plus reasonable out-of-pocket expenses incurred by them.

Reimbursement of Expenses.  The Company will reimburse any bank, broker-dealer,
--------------------------
or other custodian, nominee, or fiduciary for its reasonable expenses incurred in completing the mailing of proxy materials to the beneficial owners of the Company's Stock and voting Preferred Stock.

Revocation of Proxy.  Any stockholder giving his or her proxy may revoke it at
--------------------
any time before its exercise by notifying the Secretary of the Company, by facsimile or in writing.

Mailing of Proxy Statement and Proxy Card.  This Proxy Statement and the Proxy
------------------------------------------
Card are being first sent to the stockholders of the Company on or about May 24, 1999.

Stockholder Proposals.  In order for the Company to include a stockholder
----------------------
proposal in the proxy materials for the Company's 2000 Annual Meeting of Stockholders, a stockholder must deliver the proposal in writing to the Secretary of the Company no later than January 23, 2000.

                       SECURITIES AND PRINCIPAL HOLDERS


Record Date and Voting Securities.  Only the record holders of shares of the
----------------------------------
Common Stock and Preferred Stock of the Company as of the close of business on May 14, 1999 (the "Record Date"), will have the right to receive notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had the following shares of Common Stock and voting Preferred Stock issued and outstanding; (a) 11,835,386 shares of Common Stock (excluding 3,273,290 shares held in treasury); (b) 1,462.5 shares of Convertible Noncumulative Preferred Stock; and (c) 20,000 shares of Series B 12% Cumulative Convertible Preferred Stock. Each stockholder of record, as of the Record Date, will have one vote for each share of Common Stock and voting Preferred Stock of the Company (or one-half of one vote for each fractional one-half share of the Convertible Noncumulative Preferred Stock) that the stockholder owned as of the Record Date. All shares of Common Stock and voting Preferred Stock will vote together as a single class on all matters coming before the Annual Meeting, and a majority of all of the outstanding shares of Common Stock and voting Preferred Stock of the Company, represented as a single class, entitled to notice of, and to vote at, the Annual Meeting, represented in person or by proxy, will constitute a quorum for the meeting.

     Pursuant to the General Corporation Law of the State of Delaware, only votes cast "For" a matter constitute affirmative votes, except proxies in which the stockholder fails to make a specification as to whether he votes "For", "Against", "Abstains" or "Withholds" as to a particular matter shall be considered as a vote "For" that matter. Votes will be tabulated by an inspector of election appointed by the Company's Board of Directors. Votes in which the stockholder specifies that he is "Withholding" or "Abstaining" from voting are counted for quorum purposes. Abstentions and broker non-votes are not considered as votes "For" a particular matter.

Security Ownership of Certain Beneficial Owners.  The following table shows the
------------------------------------------------
total number and percentage of the outstanding shares of the Company's Common Stock and voting Preferred Stock beneficially owned as of the close of business on the Record Date, with respect to each person (including any "group" as used in Section 13(d)(3) of the Securities Act of 1934, as amended) that the Company knows to have beneficial ownership of more than five percent (5%) of the Company's Common Stock and voting Preferred Stock. A person is deemed to be the beneficial owner of shares of Common Stock of the Company which he or she could acquire within sixty (60) days of the Record Date.

     Because of the requirements of the Securities and Exchange Commission as to the method of determining the amount of shares an individual or entity may beneficially own, the amounts shown below for an individual or entity may include shares also considered beneficially owned by others.



                                                     Amounts
Name and Address             Title                  of Shares          Percent
     of                        of                 Beneficially            of
Beneficial Owner             Class                  Owned(1)            Class
----------------             -------              ------------         -------
Jack E. Golsen and           Common              4,027,568 (3)(5)(6)     31.4%
members of his family (2)    Voting Preferred       20,000 (4)(6)        92.7%

Riverside Capital
Advisors, Inc. (7)           Common              1,467,397 (7)           11.0%

Ryback Management
Corporation                  Common              1,835,063 (8)           13.4%

Dimensional Fund
Advisors, Inc.               Common                717,100 (9)            6.0%

Wynnefield Partners Small
Cap Value, L.P. and
Nelson Obus(10)              Common                975,000 (10)           8.2%

________________________

     (1) The Company based the information, with respect to beneficial ownership, on information furnished by the above-named individuals or entities or contained in filings made with the Securities and Exchange Commission or the Company's records.

     (2) Includes Jack E. Golsen and the following members of his family: wife, Sylvia H. Golsen; son, Barry H. Golsen (a Director, Vice Chairman of the Board of Directors, and President of the Climate Control Business of the Company); son, Steven J. Golsen (Executive officer of several subsidiaries of the Company); and daughter, Linda F. Rappaport. The address of Jack E. Golsen, Sylvia H. Golsen, Barry H. Golsen, and Linda F. Rappaport is 16 South Pennsylvania Avenue, Oklahoma City, Oklahoma 73107; and Steven J. Golsen's address is 7300 SW 44th Street, Oklahoma City, Oklahoma 73179.

     (3) Includes (a) the following shares over which Jack E. Golsen ("J. Golsen") has the sole voting and dispositive power: (i) 109,028 shares that he owns of record, (ii) 165,000 shares that he has the right to acquire within sixty (60) days under a non-qualified stock option, (iii) 4,000 shares that he has the right to acquire upon conversion of a promissory note, (iv) 133,333 shares that he has the right to acquire upon the conversion of 4,000 shares of the Company's Series B 12% Cumulative Convertible Preferred Stock (the "Series B Preferred") owned of record by him,

(v) 10,000 shares owned of record by the MG Trust, of which he is the sole trustee, and (vi) 40,000 shares that he has the right to acquire within the next sixty (60) days under the Company's stock option plans; (b) 1,052,250 shares owned of record by Sylvia H. Golsen, over which she and her husband, J. Golsen share voting and dispositive power; (c) 246,616 shares over which Barry H. Golsen ("B. Golsen") has the sole voting and dispositive power, 533 shares owned of record by B. Golsen's wife, over which he shares the voting and dispositive power, and 43,500 shares that he has the right to acquire within the next sixty
(60) days under the Company's stock option plans; (d) 206,987 shares over which Steven J. Golsen ("S. Golsen") has the sole voting and dispositive power and 35,500 shares that he has the right to acquire within the next sixty (60) days under the Company's stock option plans; (e) 222,460 shares held in trust for the grandchildren of J. Golsen and Sylvia H. Golsen of which B. Golsen, S. Golsen and Linda F. Rappaport ("L. Rappaport") jointly or individually are trustees;
(f) 82,552 shares owned of record by L. Rappaport, over which L. Rappaport has the sole voting and dispositive power; (g) 1,042,699 shares owned of record by SBL Corporation ("SBL"), 39,177 shares that SBL has the right to acquire upon conversion of 9,050 shares of the Company's non-voting $3.25 Convertible Exchangeable Class C Preferred Stock, Series 2 (the "Series 2 Preferred"), and 400,000 shares that SBL has the right to acquire upon conversion of 12,000 shares of Series B Preferred owned of record by SBL, and (h) 60,600 shares owned of record by Golsen Petroleum Corporation ("GPC"), which is a wholly-owned subsidiary of SBL, and 133,333 shares that GPC has the right to acquire upon conversion of 4,000 shares of Series B Preferred owned of record by GPC. SBL is wholly-owned by Sylvia H. Golsen (40% owner), B. Golsen (20% owner), S. Golsen (20% owner), and L. Rappaport (20% owner) and, as a result, SBL, J. Golsen, Sylvia H. Golsen, B. Golsen, S. Golsen, and L. Rappaport share the voting and dispositive power of the shares beneficially owned by SBL. SBL's address is 16 South Pennsylvania Avenue, Oklahoma City, Oklahoma 73107.

     (4)  Includes:  (a) 4,000 shares of Series B Preferred owned of record by
J. Golsen, over which he has the sole voting and dispositive power; (b) 12,000 shares of Series B Preferred owned of record by SBL; and (c) 4,000 shares owned of record by SBL's wholly-owned subsidiary, GPC, over which SBL, J. Golsen, Sylvia H. Golsen, B. Golsen, S. Golsen, and L. Rappaport share the voting and dispositive power.

     (5) Does not include 124,350 shares of Common Stock that L. Rappaport's husband owns of record and 35,500 shares which he has the right to acquire within the next sixty (60) days under the Company's stock option plans, all of which L. Rappaport disclaims beneficial ownership. Does not include 234,520 shares of Common Stock owned of record by certain trusts for the benefit of B. Golsen, S. Golsen, and L. Rappaport over which B. Golsen, S. Golsen and L. Rappaport have no voting or dispositive power. Heidi Brown

Shear, an officer of the Company and the niece of J. Golsen, is the Trustee of each of these trusts.

     (6)  J. Golsen disclaims beneficial ownership of the shares that B. Golsen,
S. Golsen, and L. Rappaport each have the sole voting and investment power over as noted in footnote (3) above. B. Golsen, S. Golsen, and L. Rappaport disclaim beneficial ownership of the shares that J. Golsen has the sole voting and investment power over as noted in footnotes (3) and (4) and the shares owned of record by Sylvia H. Golsen. Sylvia H. Golsen disclaims beneficial ownership of the shares that J. Golsen has the sole voting and dispositive power over as noted in footnotes (3) and (4) above.

     (7) Riverside Capital Advisors, Inc. ("Riverside") advised the Company that it owns 341,255 shares of Series 2 Preferred that is convertible into 1,467,397 shares of Common Stock. Riverside further advised the Company that it has voting and dispositive power over such shares as a result of Riverside having full discretionary investment authority over customers' accounts to which it provides investment services. The address of Riverside is 1650 Southeast 17th Street Causeway, Fort Lauderdale, Florida 33316.

     (8) Ryback Management Corporation ("Ryback") is the Investment Company Advisor for Lindner Dividend Fund, a registered investment company, which owns 423,900 shares of Series 2 Preferred that is convertible into 1,835,063 shares of Common Stock. Ryback has sole voting and dispositive power over these shares. The address of Ryback is 7711 Corondelet Avenue, Suite 700, St. Louis, Missouri 63105.

     (9) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 717,100 shares of the Company's Common Stock, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares. The address of Dimensional is 1299 Ocean Avenue, 11/th/ Floor, Santa Monica, California 90401.

     (10) Wynnefield Partners Small Cap Value, L.P. ("Wynnefield"), together with Wynnefield Partners Small Cap Value, L.P. I ("Wynnefield I"), Channel Partnership II, L.P.("Channel"), Wynnefield Value Offshore Fund, Ltd. ("Wynnefield Offshore"), and Nelson Obus, an individual ("Obus") (collectively, the Wynnefield Group"), filed a joint group Schedule 13D. The Schedule 13D states that Wynnefield has sole voting and dispositive power over 458,720 shares; Wynnefield I has sole voting and dispositive power over

308,180 shares; Channel has sole voting and dispositive power over 24,000 shares; Wynnefield Offshore has sole voting and dispositive power over 164,100 shares, and Obus has sole voting and dispositive power over 20,000 shares. However, Obus has advised the Company that he possesses voting control over the 975,000 shares officially owned by the Wynnefield Group. The address of Wynnefield and Obus is One Penn Plaza, Suite 4720, New York, New York 10119.

     Security Ownership of Management.  The following table sets forth
     ---------------------------------
information obtained from the directors and nominees to be elected as a director of the Company and the directors, nominees and executive officers of the Company as a group as to their beneficial ownership of the Company's Common Stock and voting Preferred Stock as of the Record Date.

     Because of the requirements of the Securities and Exchange Commission as to the method of determining the amount of shares an individual or entity may own beneficially, the amount shown below for an individual may include shares also considered beneficially owned by others. Any shares of stock which a person does not own, but which he or she has the right to acquire within sixty (60) days of the Record Date, are deemed to be outstanding for the purpose of computing the percentage of outstanding stock of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.


                                               Amounts of
                                                 Shares
    Name of                Title of           Beneficially    Percent of
Beneficial Owner             Class                Owned         Class
-------------------------  ----------------   -------------   ----------

Raymond B. Ackerman        Common                 27,000 (2)        *

Robert C. Brown, M.D.      Common                233,329 (3)      2.0%

Charles A. Burtch          Common                         -         -

Gerald J. Gagner           Common                 16,000 (4)        *

Barry H. Golsen            Common              2,188,918 (5)     17.6%
  Voting Preferred                16,000 (5)           74.2%

Jack E. Golsen             Common              3,189,420 (6)     25.0%
  Voting Preferred                20,000 (6)           92.7%

David R. Goss              Common                228,125 (7)      1.9%

Bernard G. Ille            Common                115,000 (8)      1.0%

Donald W. Munson           Common                 16,432 (9)        *

Horace G. Rhodes           Common                20,000 (10)        *

                                               Amounts of
                                                 Shares
    Name of                Title of           Beneficially       Percent of
Beneficial Owner             Class                Owned             Class
----------------           --------           -------------      ----------

Jerome D. Shaffer, M.D.    Common             129,363 (11)           1.1%

Tony M. Shelby             Common             239,379 (12)           2.0%

Directors and              Common                4,915,934 (13)     37.4%
Executive Officers         Voting Preferred        20,000           92.7%
as a group number
(13 persons)

__________________________________
*    Less than 1%.

     (1) The Company based the information, with respect to beneficial ownership, on information furnished by each director or officer, contained in filings made with the Securities and Exchange Commission, or contained in the Company's records.

     (2) Mr. Ackerman has sole voting and dispositive power over these shares. 2,000 of these shares are held in a trust for which Mr. Ackerman is both the settlor and the trustee and in which he has the vested interest in both the corpus and income. The remaining 25,000 shares of Common Stock included herein are shares that Mr. Ackerman may acquire pursuant to currently exercisable non-qualified stock options granted to him by the Company.

     (3) The amount shown includes 25,000 shares of Common Stock that Dr. Brown may acquire pursuant to currently exercisable non-qualified stock options granted to him by the Company. The shares, with respect to which Dr. Brown shares the voting and dispositive power, consists of 122,516 shares owned by Dr. Brown's wife, 15,000 shares held jointly by Dr. Brown and his wife, 50,727 shares owned by Robert C. Brown, M.D., Inc., a corporation wholly-owned by Dr. Brown, and 20,086 shares held by the Robert C. Brown M.D., Inc. Employee Profit Sharing Plan, of which Dr. Brown serves as the trustee. The amount shown does not include 57,190 shares directly owned by the children of Dr. Brown, all of which Dr. Brown disclaims beneficial ownership.

     (4) Mr. Gagner has sole voting and dispositive power over these shares, which include 15,000 shares that may be acquired by Mr. Gagner pursuant to currently exercisable non-qualified stock options granted to him by the Company.

     (5) See footnotes (3), (4), and (6) of the table under "Security Ownership of Certain Beneficial Owners" of this item for a description of the amount and nature of the shares beneficially owned by B. Golsen, including shares he has the right to acquire within sixty (60) days.

     (6) See footnotes (3), (4), and (6) of the table under "Security Ownership of Certain Beneficial Owners" of this item for a description of the amount and nature of the shares beneficially owned by J. Golsen, including the shares he has the right to acquire within sixty (60) days.

     (7) The amount shown includes 46,500 shares that Mr. Goss has the right to acquire within sixty (60) days pursuant to options granted under the Company's stock option plans. Mr. Goss has the sole voting and dispositive power over these shares. The amount does not include 2,429 shares directly owned by the children of Mr. Goss, all of which Mr. Goss disclaims beneficial ownership.

     (8) The amount includes (i) 25,000 shares that Mr. Ille may purchase pursuant to currently exercisable non-qualified stock options, over which Mr. Ille has the sole voting and dispositive power, and (ii) 90,000 shares owned of record by Mr. Ille's wife. Mr. Ille disclaims beneficial ownership of the 90,000 shares owned by Mr. Ille's wife.

     (9) This amount includes (i) 432 shares of Common Stock that Mr. Munson has the right to acquire upon conversion of 100 shares of non-voting Series 2 Preferred that he beneficially owns, and (ii) 15,000 shares that Mr. Munson may purchase pursuant to currently exercisable non-qualified stock options, over which Mr. Munson has the sole voting and dispositive power.

     (10) Mr. Rhodes has sole voting and dispositive power over these shares, which include 15,000 shares that may be acquired by Mr. Rhodes pursuant to currently exercisable non-qualified stock options granted to him by the Company.

     (11) Dr. Shaffer has the sole voting and dispositive power over these shares, which include 25,000 shares that Dr. Shaffer may purchase pursuant to currently exercisable non-qualified stock options and 4,329 shares that Dr. Shaffer has the right to acquire upon conversion of 1,000 shares of Series 2 Preferred owned by Dr. Shaffer. This amount also includes 10,000 shares owned by Dr. Shaffer's wife.

     (12) Mr. Shelby has the sole voting and dispositive power over these shares, which include 46,500 shares that Mr. Shelby has the right to acquire within sixty (60) days pursuant to options granted under the Company's stock option plans and 15,151 shares that Mr. Shelby has the right to acquire upon conversion of 3,500 shares of Series 2 Preferred owned by Mr. Shelby.

     (13) The amount shown includes 571,100 shares of Common Stock that executive officers, directors, or entities controlled by executive officers and directors of the Company have the right to acquire within sixty (60) days.

                             ELECTION OF DIRECTORS

General.  The Board of Directors has nominated for election to the Board of
--------
Directors five (5) nominees. The nominees, Raymond B. Ackerman, Bernard G. Ille, Donald W. Munson, Tony M. Shelby and Gerald J. Gagner are presently serving as directors of the Company. Messrs. Ackerman, Ille, Munson and Shelby are to be elected in the class whose term expires in 2002 and until their successors are duly elected, while Mr. Gagner is to be elected in the class whose term expires in 2000 and until his successor is duly elected. If any of the nominees become unable or unwilling to accept the election or to serve as a director (an event which the Board of Directors does not anticipate), the person or persons named in the proxy as the proxies will vote for the election of the person or persons recommended by the Board of Directors. The proxies cannot be voted for a greater number of persons than the number of nominees named above.

     The Certificate of Incorporation and By-laws of the Company provide for the division of the Board of Directors into three (3) classes, each class consisting as nearly as possible of one-third of the whole. The term of office of one class of directors expires each year, with each class of directors elected for a term of three (3) years and until the shareholders elect their qualified successors. Raymond B. Ackerman, Bernard G. Ille, Donald W. Munson, Tony M. Shelby and Gerald J. Gagner are presently serving as directors of the Company in the class whose term is expiring as of the Annual Meeting.

     The Company's By-laws provide that the Board of Directors, by resolution from time to time, may fix the number of directors that shall constitute the whole Board of Directors. The By-laws presently provide that the number of directors may consist of not less than three (3) nor more than twelve (12). The Board of Directors currently has set the number of directors at twelve (12).

     The By-laws of the Company further provide that only persons nominated by or at the direction of: (i) the Board of Directors of the Company, or (ii) any stockholder of the Company entitled to vote for the election of the directors that complies with certain notice procedures, shall be eligible for election as a director of the Company. Any stockholder desiring to nominate any person as a director of the Company must give written notice to the Secretary of the Company at the Company's principal executive office not less than fifty (50) days prior to the date of the meeting of stockholders to elect directors; except, if less than sixty (60) days' notice or prior disclosure of the date of such meeting is given to the stockholders, then written notice by the stockholder must be received by the Secretary of the Company not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. In addition, if the stockholder proposes to nominate any person, the stockholder's written notice to the Company must provide all information relating to such person that the stockholder desires to nominate that is required to be disclosed in solicitation of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

     The following table sets forth the name, principal occupation, business experience, age, year in which the individual first became a director, and year in which the director's term will expire for each nominee for election as a director at the Annual Meeting and all other directors whose term will continue after the Annual Meeting.



                              First
                              Became         Term                                 Principal Occupation
Name and Age                  a Director    Expires                              and Other Information
------------                  ----------    -------                              ---------------------
Nominees:
--------

Raymond B.                         1993        2002  From 1972 until his retirement in 1992, Mr. Ackerman served as Chairman of
Ackerman,                                            the Board and President of Ackerman, McQueen, Inc., the largest
Age 76                                               public relations firm in Oklahoma.  Mr. Ackerman currently serves as Chairman
                                                     Emeritus of Ackerman, McQueen, Inc.  Mr. Ackerman retired as a Rear Admiral from the United States Naval Reserves.  Mr. Ackerman is a graduate of Oklahoma
                                                     City University, and in 1996, he was awarded an honorary doctorate from
                                                     Oklahoma City University.


Gerald J. Gagner,                  1997        2000  Mr. Gagner, a resident of New Hope, Pennsylvania, served as President, Chief
Age 63                                               Executive Officer and director of USPCI, Inc., a New York Stock Exchange
                                                     Company involved in the waste management industry, from 1984 until 1988, when
                                                     USPCI was acquired by Union Pacific Corporation. From 1988 to the present, Mr.
                                                     Gagner has been engaged as a private investor. Mr. Gagner has served, and is presently serving, as President and a director of Dragerton Investments, Inc., which developed and sold one of the world's largest industrial waste landfills, and is presently general

                                                     partner of New West Investors, L.P., which has investments principally in the financial service industry. Mr. Gagner is also a director of Automation
                                                     Robotics, A.G., a German corporation. Mr. Gagner has an engineering degree from the University of Utah.

Bernard G. Ille,                   1971        2002  Mr. Ille served as President and Chief Executive Officer of First Life
Age 72                                               Assurance Company from May, 1988, until it was acquired by another company in
                                                     March, 1994. For more than five (5) years prior to joining First Life, Mr. Ille served as President of United Founders Life Insurance Company. Mr. Ille is a
                                                     director of Landmark Land Company, Inc., which was the parent company of First
                                                     Life. Mr. Ille is currently president of BML Consultants, serving as assistant receiver for Mid-Continent Life Insurance Co. He is a graduate of the
                                                     University of Oklahoma.

Donald W. Munson,                  1997        2002  Mr. Munson is a resident of England. From January, 1988, until his retirement
Age 66                                               in August, 1992, Mr. Munson served as President and Chief Operating Officer of
                                                     Lennox Industries. Prior to his election as President and Chief Operating
                                                     Officer of Lennox Industries, Mr. Munson served as Executive Vice President of
                                                     Lennox Industries' Canadian operation and Managing Director of Lennox
                                                     Industries' European operations. Prior to joining Lennox Industries, Mr. Munson served in various capacities with the Howden Group, a company located in the
                                                     United Kingdom, and The Trane Company, including serving as the managing director of various companies within the Howden Group and Vice President-Europe for The Trane Company. Mr. Munson is currently a consultant and international distributor for the Ducane Company, a manufacturer of certain types of residential air conditioning, air furnaces and other

                                                     equipment, and is serving as a member of the Board of Directors of Multi-
                                                     Clima, a French manufacturer of air-conditioning-heating equipment, which the
                                                     Company has an option to acquire. Mr. Munson has degrees in engineering and business administration from the University of Minnesota.

Tony M. Shelby,                    1971        2002  Mr. Shelby, a certified public accountant, is Senior Vice President and Chief
Age 57                                               Financial Officer of the Company, a position he has held for a period in excess of five (5) years. Prior to becoming Senior Vice President and Chief Financial
                                                     Officer of the Company, Mr. Shelby served as Chief Financial Officer of a subsidiary of the Company and was with the accounting firm of Arthur Young &
                                                     Co., a predecessor to Ernst & Young. Mr. Shelby is a graduate of Oklahoma City
                                                     University.

Other Directors:
----------------

Robert C. Brown,                   1969        2001  Dr. Brown has practiced medicine for many years and is Vice President and
M.D.,                                                Treasurer of Plaza Medical Group, P.C.  Dr. Brown is a graduate of Tufts
Age 68                                               University and received his medical degree from Tufts University.


Charles A. Burtch                  1999/(1)/   2001  Mr. Burtch recently retired from his position as Executive Vice-President and
Age 64                                               West Division Manager of BankAmerica, where he managed BankAmerica's asset-
                                                     based lending division for the western third of the United States. Mr. Burtch served in managerial positions at BankAmerica or its predecessors for 20 years, and prior to that time was the Regional Credit Manager for Commercial Credit
                                                     Corporation's asset-based lending division in Dallas, Texas. Mr. Burtch is currently a private investor and serves the Texas Department on Aging as an
                                                     "ombudsman". He is a graduate of Arizona State University. Mr. Burtch is a resident of Horseshoe Bay, Texas.

Barry H. Golsen,        1981          2000       Mr. Golsen, J.D., has served as
Age 48                                           Vice Chairman of the Board of
                                                 the Company since August, 1994,
                                                 and for more than five (5)
                                                 years has been the President of
                                                 the Company's Climate Control
                                                 Business. Mr. Golsen has both
                                                 his undergraduate and law
                                                 degrees from the University of
                                                 Oklahoma.

Jack E. Golsen,         1969          2001       Mr. Golsen, founder of the
Age 70                                           Company, is Chairman of the
                                                 Board and President of the
                                                 Company and has served in that
                                                 capacity since the inception of
                                                 the Company in 1969. During
                                                 1996, Mr. Golsen was inducted
                                                 into the Oklahoma Commerce and
                                                 Industry Hall of Honor as one
                                                 of Oklahoma's leading
                                                 industrialists. Mr. Golsen has
                                                 a degree from the University of
                                                 New Mexico in Biochemistry.

David R. Goss,          1971          2000       Mr. Goss, a certified public
Age 58                                           accountant, is Senior Vice
                                                 President-Operations of the
                                                 Company and has served in
                                                 substantially the same
                                                 capacity for the past five (5)
                                                 years. Mr. Goss is a graduate
                                                 of Rutgers University.


Horace G. Rhodes,       1996          2001       Mr. Rhodes is the managing
Age 71                                           partner of the law firm of
                                                 Kerr, Irvine, Rhodes & Ables
                                                 and has served in such capacity
                                                 and has practiced law for a
                                                 period in excess of five (5)
                                                 years. Since 1972, Mr. Rhodes
                                                 has served as Executive Vice
                                                 President and General Counsel
                                                 for the Association of Oklahoma
                                                 Life Insurance Companies and
                                                 since 1982 has served as
                                                 Executive Vice President and
                                                 General Counsel for the
                                                 Oklahoma Life and Health
                                                 Insurance Guaranty Association.
                                                 Mr. Rhodes received his
                                                 undergraduate and law degrees
                                                 from the University of
                                                 Oklahoma.

Jerome D. Shaffer,      1969          2000       Dr. Shaffer, a director of the
M.D.,                                            Company since its inception, is
Age 82                                           currently a private investor.
                                                 He practiced medicine for many
                                                 years until his retirement in
                                                 1987.

                                                 Dr. Shaffer is a graduate
                                                 of Penn State University and
                                                 received his medical degree
                                                 from Jefferson Medical College.


________________

     (1) Mr. Burtch was elected as a director by the Board of Directors on May 13, 1999, to fill a newly created directorship. He was elected as a director in the class whose term expires in 2001.

     Approval of each nominee for election to the Board of Directors will require the affirmative vote of a plurality of the votes cast by the holders of the voting securities of the Company, voting together as one class.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE FIVE (5) NOMINEES AS DIRECTORS OF THE COMPANY.

Family Relationships.  Jack E. Golsen is the father of Barry H. Golsen and the
---------------------
brother-in-law of Robert C. Brown, M.D. Robert C. Brown, M.D. is the uncle of Barry H. Golsen.

Certain Committees and Meetings of the Board of Directors.  The Company has an
----------------------------------------------------------
Executive Salary Review Committee and an Audit Committee. The Company does not have a nominating committee. The Board of Directors nominates the nominees for election as directors of the Company.

     The Company's Executive Salary Review Committee has the authority to set the compensation of all officers of the Company. The present members of the Executive Salary Review Committee are Robert C. Brown, M.D., Bernard G. Ille, and Jerome D. Shaffer, M.D. During 1998, the Executive Salary Review Committee had one (1) meeting.

     The Audit Committee's functions include: (a) recommending a public accounting firm for appointment by the Board of Directors for the purpose of conducting the annual audit of the Company; (b) reviewing the recommendations of the auditors regarding internal controls and procedures; (c) reviewing from time to time the Company's general policies and procedures with respect to auditing, accounting, and the application of financial resources; (d) reviewing all other matters and making special inquiries and investigations referred to it by the Board of Directors; and (e) making other recommendations to the Board of Directors as the Committee may deem appropriate. During 1998, the members of the Audit Committee were Bernard G. Ille (Chairman), Jerome D. Shaffer, M.D., Robert
C. Brown, M.D. and Horace G. Rhodes. In the first quarter of 1999, Dr. Brown resigned from the Audit Committee. The Audit Committee held three (3) meetings during 1998.

     The Board of Directors of the Company held six (6) meetings in 1998. During 1998, no incumbent director attended fewer than seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance.  Based solely on a
--------------------------------------------------------
review of copies of the Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to 1998, or written representations that no such reports were required to be filed with the Securities and Exchange Commission, the Company believes that during 1998 all directors and officers of the Company and beneficial owners of more than ten percent (10%) of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act filed their required Forms 3, 4, or 5, as required by Section 16(a) of the Securities Exchange Act of 1934, as amended, on a timely basis, except that Messrs. Ackerman, Ille, Munson, Shaffer, Brown and Rhodes each filed one Form 5 inadvertently late to report one grant by the Company of certain non-qualified stock options to each individual.

Certain Relationships and Related Transactions.  A subsidiary of the Company,
-----------------------------------------------
Hercules Energy Mfg. Corporation ("Hercules"), leases land and a building in Oklahoma City, Oklahoma from Mac Venture, Ltd. ("Mac Venture"), a limited partnership. GPC (a wholly owned subsidiary of SBL) serves as the general partner of Mac Venture. The limited partners of Mac Venture include GPC and the three children of Jack E. Golsen. See "Security Ownership of Certain Beneficial Owners" and "Security Ownership of Management" above for a discussion of the stock ownership of SBL. The warehouse and shop space leased by Hercules from Mac Venture consists of a total of 30,000 square feet. Since March 26, 1982, Hercules has leased this property from Mac Venture. During 1998, Hercules paid Mac Venture total rentals of $90,000 under a triple net lease. On January 1, 1999, Hercules extended the lease for a period of one year at a monthly rental of $3,750 per month under a triple net lease.

     Northwest Internal Medicine Associates ("Northwest"), a division of Plaza Medical Group., P.C., has an agreement with the Company to perform medical examinations of the management and supervisory personnel of the Company and its subsidiaries. Under such agreement, Northwest is paid $4,000 a month to perform all such examinations. Dr. Robert C. Brown (a director of the Company) is Vice President and Treasurer of Plaza Medical Group., P.C.

     In 1983, LSB Chemical Corp. ("LSB Chemical"), a subsidiary of the Company, acquired all of the outstanding stock of El Dorado Chemical Company ("EDC") from its then four stockholders ("Ex-Stockholders"). A substantial portion of the purchase price consisted of an earnout based primarily on the annual after-tax earnings of EDC for a ten-year period. During 1989, two of the Ex-

Stockholders received LSB Chemical promissory notes for a portion of their earnout, in lieu of cash, totaling approximately $896,000, payable $496,000 in January 1990, and $400,000 in May, 1994. LSB Chemical agreed to a buyout of the balance of the earnout from the four Ex-Stockholders for an aggregate purchase amount of $1,231,000. LSB Chemical purchased for cash the earnout from two of the Ex-Stockholders and issued multi-year promissory notes totaling $676,000 to the other two Ex-Stockholders. Jack E. Golsen guaranteed LSB Chemical's payment obligation under the promissory notes. The unpaid balance of these notes at March 31, 1999, was $400,000.

     On October 17, 1997, Prime Financial Corporation ("Prime"), a subsidiary of the Company, borrowed from SBL, a corporation wholly owned by the spouse and children of Jack E. Golsen, Chairman of the Board and President of the Company, the principal amount of $3,000,000 (the "Prime Loan") on an unsecured basis and payable on demand, with interest payable monthly in arrears at a variable interest rate equal to the Wall Street Journal Prime Rate plus 2% per annum. The purpose of the loan was to assist the Company by providing additional liquidity. The Company has guaranteed the Prime Loan. During 1998, SBL and the Company agreed that SBL would continue the Prime Loan on an unsecured basis, payable on demand and at an annual rate of interest of 10 3/4%. During 1998 and through May 14, 1999, $400,000 in principal and $373,000 in interest were paid on this Prime Loan, and as of May 14, 1999, the unpaid principal balance on the Prime Loan was $2,600,000. In April, 1999, at the request of Prime and the Company, SBL agreed to modify the demand note to make such a term note with a maturity date no earlier than April 16, 2000. This modification would involve a principal reduction of $300,000 and possibly the provision of security for the remaining balance.

     The Company is evaluating the possible spin-off of its Automotive Business. If the spin-off is accomplished, it will take the form of a dividend to the holders of the Company's Common Stock. In order to declare and pay a dividend upon shares of capital stock, the Delaware General Corporation Law ("Delaware Law") requires that such either be declared and paid (1) out of "surplus", as defined under the Delaware Law, or (2) in case there is no "surplus", out of net profits of the Company for the fiscal year in which the dividend is declared or the preceding fiscal year. The Company is presently reviewing with its investment banker as to whether it has sufficient "surplus" to accomplish the spin-off of the Automotive Business to its holders of its Common Stock after the capital contribution by the Company to the Automotive Business as discussed above. The Company does not believe that it will be able to pay such dividend out of net profits. If the Company's investment banker is unable to opine that the Company has sufficient "surplus" to accomplish the spin-off, under Delaware Law the Company could reduce its "capital" (as defined under Delaware Law) represented by issued shares of its capital stock without par value and transfer the amount of such reduction to "surplus", as long as the assets of the Company remaining after such reduction shall be sufficient to pay the Company's debts for which payment has not otherwise been provided. The terms of the Company's Series B 12% Cumulative Convertible Preferred Stock ("Series B Preferred") provides, in part, that "In the event of any voluntary or involuntary liquidation, dissolution or winding up of LSB, or any reduction in its capital resulting in any distribution of assets to its stockholders, the holders of the Series B Preferred Stock shall be entitled to receive in cash out of assets of LSB, whether from capital or from earnings available for distribution to the stockholders, before any amount shall be paid to the holder of Common Stock of LSB the sum of One Hundred & No/100 Dollars ($100) (the par value of the Series B Preferred Stock) per share, plus an amount equal to all accumulated and unpaid cash dividends thereon to the date fixed for payment of such distributive amount". Counsel to the Company has advised the Company that a transfer from "capital" to "surplus" to distribute the stock of the Automotive Business to the holders of the Company's Common Stock would trigger a payment of $100 per outstanding share of Series B Preferred. There are currently outstanding 20,000 shares of Series B Preferred, all of which are owned by Jack
E. Golsen or members of his immediate family and/or entities wholly owned by members of Mr. Golsen's immediate family. Mr. Golsen has advised the Company that if the Company is required to transfer from "capital" to "surplus" an amount necessary to complete the spin-off and such triggers the payment under the Series B Preferred, he would not require the Company to pay such in cash but would be willing to receive such amount in a form other than cash, with the form to be determined based on negotiations with independent members of the Company's Board of Directors. During 1998, a total of $240,000 in dividends were paid on the Series B Preferred.

                            EXECUTIVE COMPENSATION
                             AND OTHER INFORMATION

Executive Compensation.  The following table shows the aggregate cash
-----------------------
compensation which the Company and its subsidiaries paid or accrued to the Chief Executive Officer and each of the other four (4) most highly-paid executive officers of the Company (which includes the Vice Chairman of the Board who also serves as President of the Company's Climate Control Business). The table includes cash distributed for services rendered during 1998, plus any cash distributed during 1998 for services rendered in a prior year, less any amount relating to those services previously included in the cash compensation table for a prior year.

                          Summary Compensation Table
                          --------------------------

                                                                          Long-term
                                                                          Compen-
                                                                          sation
                                 Annual Compensation                      Awards
                          ---------------------------------------         ------
                                                         Other                               All
                                                         Annual           Securities        Other
                                                         Compen-          Underlying        Compen-
  Name and                 Salary       Bonus            sation           Stock             sation
  Position        Year       ($)        ($)(1)           ($)(2)           Options             ($)
------------      ----     ------       ------           ------           -------           ------
Jack E. Golsen,   1998     477,400        -                -                  -                -
Chairman of the   1997     470,450        -                -                  -                -
Board, President  1996     469,125        -                -              100,000              -
and Chief
Executive Officer

Barry H. Golsen,  1998     226,600        -                -                  -                -
Vice Chairman of  1997     223,300        -                -                  -                -
the Board of      1996     209,125        -                -              105,000              -
Directors and
President of the
Climate Control Business

David R. Goss,    1998     190,500        -                -                  -                -
Senior Vice       1997     187,750        -                -                  -                -
President -       1996     173,300        -                -               85,000              -
Operations

Tony M. Shelby,   1998     190,500        -                -                  -                -
Senior Vice       1997     187,750        -                -                  -                -
President/Chief   1996     173,425        -                -               85,000              -
Financial Officer

David M. Shear,   1998     165,000        -                -                  -                -
Vice President/   1997     162,500        -                -                  -                -
General Counsel   1996     151,300        -                -               64,000              -

__________________________________

     (1) Bonuses are for services rendered for the prior fiscal year. No bonuses were paid to the above-named executive officers for 1996, 1997 or 1998.

     (2) Does not include perquisites and other personal benefits, securities or property for the named executive officer in any year if the aggregate amount of such compensation for such year does not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer for such year.

Option Grants in 1998. There were no grants of stock options made to the named
----------------------
executive officers in 1998.

Aggregated Option Exercises in 1998 and Fiscal Year End Option Values. The
----------------------------------------------------------------------
following table sets forth the information concerning each exercise of stock options by each of the named executive officers during the last fiscal year and the year-end value of unexercised options:

                                                         Number of               Value
                                                         Securities          of Unexercised
                                                         Underlying          In-the-Money
                                                         Unexercised           Options at
                                                         Options at          Fiscal Year End
                                                         FY End (#)(2)         ($) (2) (3)
                                                         -------------       ----------------
                     Shares
                    Acquired               Value
                   on Exercise           Realized        Exercisable/         Exercisable/
     Name            (#)(1)                ($)           Unexercisable        Unexercisable
--------------     -----------           --------        -------------        -------------
Jack E. Golsen         -                    -            205,000/(4)              113,438/
                                                          60,000                      -
Barry H. Golsen        -                    -             42,000/                     -  /
                                                          63,000                      -
David R. Goss          -                    -             45,000/                   7,313/
                                                          51,000                      -
Tony M. Shelby         -                    -             45,000/                   7,313/
                                                          51,000                      -
David M. Shear         -                    -             48,600/                   9,563/
                                                          38,400                      -

________________________________________________

     (1) The named executive officer did not exercise any Company stock options in 1998.

     (2) The incentive stock options granted under the Company's stock option plans become exercisable 20% after one year from date of grant, an additional 20% after two years, an additional 30% after three years, and the remaining 30% after four years.

     (3) The values are based on the difference between the price of the Company's Common Stock on the New York Stock Exchange at the close of trading on December 31, 1998 of $3.3125 per share and the exercise price of such option. The actual value realized by a named executive officer on the exercise of these options depends on the market value of the Company's Common Stock on the date of exercise.

     (4) The amounts shown include a non-qualified stock option covering 165,000 shares of Common Stock which is currently exercisable.

     Other Plans. The Board of Directors has adopted the LSB Industries, Inc.,
     ------------
Employee Savings Plan (the "401(k) Plan") for the employees (including executive officers) of the Company and its subsidiaries, excluding certain (but not all) employees covered under union agreements. The 401(k) Plan is an employee contribution plan, and the Company and its subsidiaries make no contributions to the 401(k) Plan. The amount that an employee may contribute to the 401(k) Plan equals a certain percentage of the employee's compensation, with the percentage based on the employee's income and certain other criteria as required under
Section 401(k) of the Internal Revenue Code. The Company or subsidiary deducts the amounts contributed to the 401(k) Plan from the employee's compensation each pay period, in accordance with the employee's instructions, and pays the amount into the 401(k) Plan for the employee's benefit. The Summary Compensation Table set forth above includes any amount contributed and deferred during the 1996, 1997, and 1998 fiscal years pursuant to the 401(k) Plan by the named executive officers of the Company.

     The Company has a death benefit plan for certain key employees. Under the plan, the designated beneficiary of an employee covered by the plan will receive a monthly benefit for a period of ten (10) years if the employee dies while in the employment of the Company or a wholly-owned subsidiary of the Company. The agreement with each employee provides, in addition to being subject to other terms and conditions set forth in the agreement, that the Company may terminate the agreement as to any employee at any time prior to the employee's death. The Company has purchased life insurance on the life of each employee covered under the plan to provide, in large part, a source of funds for the Company's obligations under the Plan. The Company also will fund a portion of the benefits by investing the proceeds of such insurance policy received by the Company upon the employee's death. The Company is the owner and sole beneficiary of the insurance policy, with the proceeds payable to the Company upon the death of the employee. The following table sets forth the amounts of annual benefits payable to the designated beneficiary or beneficiaries of the executive officers named in the Summary Compensation Table set forth above under the above-described death benefits plan.

                                    Amount of
          Name of Individual      Annual Payment
          ------------------      --------------
          Jack E. Golsen           $175,000
          Barry H. Golsen          $ 30,000
          David R. Goss            $ 35,000
          Tony M. Shelby           $ 35,000
          David M. Shear           $    N/A

     In addition to the above-described plans, during 1991 the Company entered into a non-qualified arrangement with certain key employees of the Company and its subsidiaries to provide compensation to such individuals in the event that they are employed by the Company or a subsidiary of the Company at age 65. Under the plan, the employee will be eligible to receive for the life of such employee, a designated benefit as set forth in the plan. In addition, if prior to attaining the age 65 the employee dies while in the employment of the Company or a subsidiary of the Company, the designated beneficiary of the employee will receive a monthly benefit for a period of ten (10) years. The agreement with each employee provides, in addition to being subject to other terms and conditions set forth in the agreement, that the Company may terminate the agreement as to any employee at any time prior to the employee's death. The Company has purchased insurance on the life of each employee covered under the plan where the Company is the owner and sole beneficiary of the insurance policy, with the proceeds payable to the Company to provide a source of funds for the Company's obligations under the plan. The Company may also fund a portion of the benefits by investing the proceeds of such insurance policies. Under the terms of the plan, if the employee becomes disabled while in the employment of the Company or a wholly-owned subsidiary of the Company, the employee may request the Company to cash-in any life insurance on the life of such employee purchased to fund the Company's obligations under the plan. Jack E. Golsen does not participate in the plan. The following table sets forth the amounts of annual benefits payable to the executive officers named in the Summary Compensation Table set forth above under such retirement plan.

                                     Amount of
         Name of Individual        Annual Payment
         ------------------        --------------
         Barry H. Golsen             $17,480
         David R. Goss               $17,403
         Tony M. Shelby              $15,605
         David M. Shear              $17,822

     Compensation of Directors. For 1998, the Company compensated each non-
     --------------------------
management director of the Company for his services in the amount of $4,500. The non-management directors of the Company also received $500 for every meeting of the Board of Directors attended during 1998. Each member of the Audit Committee, consisting of Messrs. Rhodes, Ille, Brown (who resigned as a member of the Audit Committee during the first quarter of 1999), and Shaffer, received an additional $20,000 for his services in 1998. Each member of the Public Relations and Marketing Committee, consisting of Messrs. Ackerman and Ille, received an additional $20,000 for his services in 1998. During 1997, the Board of Directors established a special committee of the Board of Directors for European business development (the "European Operations Committee") and elected Barry H. Golsen and Donald W. Munson as members of that committee. During 1998, Mr. Munson was paid approximately $42,600 for his services on the European Operations Committee.

     In September, 1993, the Company adopted the 1993 Non-Employee Director Stock Option Plan (the "Outside Director Plan"). The Outside Director Plan authorizes the grant of non-qualified stock options to each member of the Company's Board of Directors who is not an officer or employee of the Company or its subsidiaries. The maximum shares for which options may be issued under the Outside Director Plan will be 150,000 shares (subject to adjustment as provided in the Outside Director Plan). The Company shall automatically grant to each outside director an option to acquire 5,000 shares of the Company's Common Stock on April 30 following the end of each of the Company's fiscal years in which the Company realizes net income of $9.2 million or more for such fiscal year. The exercise price for an option granted under the Outside Director Plan shall be the fair market value of the shares of Common Stock at the time the option is granted. Each option granted under the Outside Director Plan, to the extent not exercised, shall terminate upon the earlier of the termination of the outside director as a member of the Company's Board of Directors or the fifth anniversary of the date such option was granted. On April 30, 1995, options to acquire 5,000 shares of Common Stock were granted under this plan to each of Messrs. Ille, Brown, Shaffer, and Ackerman, at a per share exercise price of $5.375. The Company did not grant options under the Outside Director Plan in April, 1996, 1997, and 1998.

     During April, 1998, each of the outside directors of the Company (Messrs. Ackerman, Brown, Gagner, Ille, Munson, Rhodes and Shaffer) was granted a non-qualified stock option for the purchase of up to 15,000 shares of Common Stock at an exercise price of $4.1875 per share, which was the closing price for the Company's Common Stock as quoted on the New York Stock Exchange as of the date of grant. These non-qualified options terminate at the earlier of (i) five years from the date of grant or (ii) upon an optionee ceasing to be a director of the Company and are exercisable, in whole or in part, at anytime after six months from the date of grant prior to termination of the options.

     The Company is proposing a new Outside Directors Stock Purchase Plan, which would, if approved, allow the Company to (i) grant certain non-qualified options to its non-employee directors, and (ii) pay, at the option of the non-employee directors, the non-employee directors' fees for serving as directors of the Company in cash or in the Company's Common Stock or a combination of both. See "Adoption of the Outside Directors Stock Purchase Plan" for a discussion and description of such Outside Directors Stock Purchase Plan which is attached as Exhibit "C" to this proxy statement.

     Employment Contracts and Termination of Employment and Change in Control
     ------------------------------------------------------------------------
Arrangements.
-------------

(a)  Termination of Employment and Change in Control Agreements.
---  -----------------------------------------------------------
     The Company has entered into severance agreements with Jack E. Golsen, Barry H. Golsen, Tony M. Shelby, David R. Goss, David

     M. Shear, and certain other officers of the Company and subsidiaries of the Company.

     Each severance agreement provides (among other things) that if, within twenty-four (24) months after the occurrence of a change in control (as defined) of the Company, the Company terminates the officer's employment other than for cause (as defined), or the officer terminates his employment for good reason (as defined), the Company must pay the officer an amount equal to 2.9 times the officer's base amount (as defined). The phrase "base amount" means the average annual gross compensation paid by the Company to the officer and includable in the officer's gross income during the period consisting of the most recent five (5) year period immediately preceding the change in control. If the officer has been employed by the Company for less than 5 years, the base amount is calculated with respect to the most recent number of taxable years ending before the change in control that the officer worked for the Company.

     The severance agreements provide that a "change in control" means a change in control of the Company of a nature that would require the filing of a Form 8-K with the Securities and Exchange Commission and, in any event, would mean when: (1) any individual, firm, corporation, entity, or group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner, directly or indirectly, of thirty percent (30%) or more of the combined voting power of the Company's outstanding voting securities having the right to vote for the election of directors, except acquisitions by: (a) any person, firm, corporation, entity, or group which, as of the date of the severance agreement, has that ownership, or (b) Jack E. Golsen, his wife; his children and the spouses of his children; his estate; executor or administrator of any estate, guardian or custodian for Jack E. Golsen, his wife, his children, or the spouses of his children, any corporation, trust, partnership, or other entity of which Jack E. Golsen, his wife, children, or the spouses of his children own at least eighty percent (80%) of the outstanding beneficial voting or equity interests, directly or indirectly, either by any one or more of the above-described persons, entities, or estates; and certain affiliates and associates of any of the above-described persons, entities, or estates; (2) individuals who, as of the date of the severance agreement, constitute the Board of Directors of the Company (the "Incumbent Board") and who cease for any reason to constitute a majority of the Board of Directors except that any person becoming a director subsequent to the date of the severance agreement, whose election or nomination for election is approved by a majority of the Incumbent Board (with certain limited exceptions), will constitute a member of the Incumbent

     Board; or (3) the sale by the Company of all or substantially all of its assets.

     Except for the severance agreement with Jack E. Golsen, the termination of an officer's employment with the Company "for cause" means termination because of: (a) the mental or physical disability from performing the officer's duties for a period of one hundred twenty (120) consecutive days or one hundred eighty days (even though not consecutive) within a three hundred sixty (360) day period; (b) the conviction of a felony; (c) the embezzlement by the officer of Company assets resulting in substantial personal enrichment of the officer at the expense of the Company; or (d) the willful failure (when not mentally or physically disabled) to follow a direct written order from the Company's Board of Directors within the reasonable scope of the officer's duties performed during the sixty (60) day period prior to the change in control. The definition of "Cause" contained in the severance agreement with Jack E. Golsen means termination because of: (a) the conviction of Mr. Golsen of a felony involving moral turpitude after all appeals have been completed; or (b) if due to Mr. Golsen's serious, willful, gross misconduct or willful, gross neglect of his duties has resulted in material damages to the Company and its subsidiaries, taken as a whole, provided that (i) no action or failure to act by Mr. Golsen will constitute a reason for termination if he believed, in good faith, that such action or failure to act was in the Company's or its subsidiaries' best interest, and (ii) failure of Mr. Golsen to perform his duties hereunder due to disability shall not be considered willful, gross misconduct or willful, gross negligence of his duties for any purpose.

     The termination of an officer's employment with the Company for "good reason" means termination because of (a) the assignment to the officer of duties inconsistent with the officer's position, authority, duties, or responsibilities during the sixty (60) day period immediately preceding the change in control of the Company or any other action which results in the diminishment of those duties, position, authority, or responsibilities; (b) the relocation of the officer; (c) any purported termination by the Company of the officer's employment with the Company otherwise than as permitted by the severance agreement; or (d) in the event of a change in control of the Company, the failure of the successor or parent company to agree, in form and substance satisfactory to the officer, to assume (as to a successor) or guarantee (as to a parent) the severance agreement as if no change in control had occurred.

     Except for the severance agreement with Jack E. Golsen, each severance agreement runs until the earlier of: (a) three years after the date of the severance agreement, or (b) the officer's normal retirement date from the Company; however, beginning on the first anniversary of the severance agreement and on each annual anniversary thereafter, the term of the severance agreement automatically extends for an additional one-year period, unless the Company gives notice otherwise at least sixty (60) days prior to the anniversary date. The severance agreement with Jack E. Golsen is effective for a period of three
     (3) years from the date of the severance agreement; except that, commencing on the date one (1) year after the date of such severance agreement and on each annual anniversary thereafter, the term of such severance agreement shall be automatically extended so as to terminate three (3) years from such renewal date, unless the Company gives notices otherwise at least one
     (1) year prior to the renewal date.

(b)  Employment Agreement.  In March 1996, the Company entered into an
---  ---------------------
     employment agreement with Jack E. Golsen. The employment agreement requires the Company to employ Jack E. Golsen as an executive officer of the Company for an initial term of three (3) years and provides for two (2) automatic renewals of three (3) years each unless terminated by either party by the giving of written notice at least one (1) year prior to the end of the initial or first renewal period, whichever is applicable. Under the terms of such employment agreement, Mr. Golsen shall be paid (i) an annual base salary at his 1995 base rate, as adjusted from time to time by the Compensation Committee, but such shall never be adjusted to an amount less than Mr. Golsen's 1995 base salary, (ii) an annual bonus in an amount as determined by the Compensation Committee, and (iii) receive from the Company certain other fringe benefits. The employment agreement provides that Mr. Golsen's employment may not be terminated, except (i) upon conviction of a felony involving moral turpitude after all appeals have been exhausted, (ii) Mr. Golsen's serious, willful, gross misconduct or willful, gross negligence of duties resulting in material damage to the Company and its subsidiaries, taken as a whole, unless Mr. Golsen believed, in good faith, that such action or failure to act was in the Company's or its subsidiaries' best interest, and (iii) Mr. Golsen's death; provided, however, no such termination under (i) or (ii) above may occur unless and until the Company has delivered to Mr. Golsen a resolution duly adopted by an affirmative vote of three-fourths of the entire membership of the Board of Directors at a meeting called for such purpose after reasonable notice given to Mr. Golsen finding, in good faith, that Mr. Golsen violated (i) or
     (ii) above. If Mr. Golsen's employment is terminated in breach of this Agreement, then he shall, in addition to his other rights and remedies, receive and the Company shall pay to Mr. Golsen (i) in a lump sum cash payment, on the date of termination, a sum equal to the amount of Mr. Golsen's annual base salary at the time of such termination and the amount of the last bonus paid to Mr.

     Golsen prior to such termination times (a) the number of years remaining under the employment agreement or (b) four (4) if such termination occurs during the last twelve (12) months of the initial period or the first renewal period, and (ii) provide to Mr. Golsen all of the fringe benefits that the Company was obligated to provide during his employment under the employment agreement for the remainder of the term of the employment agreement, or, if terminated at any time during the last twelve (12) months of the initial period or first renewal period, then during the remainder of the term and the next renewal period.

     If there is a change in control (as defined in the severance agreement between Mr. Golsen and the Company) and within twenty-four (24) months after such change in control Mr. Golsen is terminated, other than for Cause (as defined in the severance agreement), then in such event, the severance agreement between Mr. Golsen and the Company shall be controlling.

     In the event Mr. Golsen becomes disabled and is not able to perform his duties under the employment agreement as a result thereof for a period of twelve (12) consecutive months within any two (2) year period, the Company shall pay Mr. Golsen his full salary for the remainder of the term of the employment agreement and thereafter sixty percent (60%) of such salary until Mr. Golsen's death.

     Compensation Committee Interlocks and Insider Participation.  The Company's
     ------------------------------------------------------------
Executive Salary Review Committee has the authority to set the compensation of all officers of the Company. As to all officers of the Company, other than the President, this Committee generally considers and approves the recommendations of the President. The members of the Executive Salary Review Committee are the following non-management directors: Robert C. Brown, M.D., Jerome D. Shaffer, M.D., and Bernard G. Ille. During 1998, the Executive Salary Review Committee had one meeting.

     See "Compensation of Directors" for information concerning compensation paid and options granted to non-employee directors of the Company during 1998 for services as a director to the Company.

     Report of Executive Salary Review Committee.  The following report by the
     --------------------------------------------
Executive Salary Review Committee required by the rules of the Securities and Exchange Commission to be included in this Proxy Statement shall not be considered incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (collectively, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be soliciting material or to be filed under such Acts.

General. The Executive Salary Review Committee ("Committee") is presently comprised of three (3) directors of the Company, who are not current or former employees of the Company. See "Compensation Committee Interlocks and Insider Participation." The Committee is responsible for reviewing and approving the compensation paid to executive officers of the Company.

Compensation Policy for Executive Officers. Although the Committee has not established specific quantitative compensation policies for executive officers of the Company, including the President-Chief Executive Officer, the Committee reviews each executive officer's performance on behalf of the Company during the last preceding year in establishing the executive officer's bonus for such year, if any, and any increase or decreases to such executive officers' compensation for the next year. The guiding principle of the Committee is based on the following objectives: (i) to attract and retain qualified executives in a highly competitive environment who will play significant roles in achieving the Company's goals; (ii) to reward executives for strategic management and the long-term enhancement of shareholder value; (iii) to create a performance-oriented environment that rewards performance with respect to financial and operational goals of the Company; and, (iv) motivate executives to protect the interests of the Company in all situations. The key elements of the Company's executive compensation program have consisted of a base salary, bonus and stock options.

     As to the compensation (salary and bonus) paid or payable to executive officers, other than the President-Chief Executive Officer, the President-Chief Executive Officer makes a recommendation to the Committee. The Committee considers such recommendations. The President-Chief Executive Officer's recommendation with respect to base salary and the Committee's approval or disapproval of such recommendation is primarily based on the objectives set forth above. With respect to bonus compensation, such recommendation by the President - Chief Executive Officer and approval is closely tied to the individual's performance and the Company's financial performance.

     Jack E. Golsen has been President and Chief Executive Officer of the Company since its formation in 1969. In setting Mr. Golsen's salary and bonus, the Committee takes into account shareholder value, which he helped create, and the fact that Mr. Golsen initiated and continues to spearhead the strategy of expanding and diversifying the Company through internal growth, acquisitions, redeployment of assets and personnel and development of international markets. Due to losses sustained by the Company in 1996, 1997 and 1998, increases in Mr. Golsen's annual salary for 1996, 1997 and 1998 were nominal. In March, 1996, the Company entered into an employment agreement with Mr. Golsen, which employment agreement set Mr. Golsen's salary at his 1995 base rate, as adjusted from time to time by the Committee. See "Executive

Compensation and Other Information - Employment Contracts and Termination of Employment and Change in Control Arrangements".

     Bonuses, if any, are paid to executive officers in arrears for performance during the previous fiscal year. Due to the Company's performance in 1996, 1997 and 1998, no bonuses were paid or will be paid, for 1996, 1997 or 1998 performance to the executive officers of the Company, including Jack E. Golsen. The Committee considers the payment of bonuses to be consistent with the goals set forth above.

     The Company has had a practice of granting stock options to the President-Chief Executive Officer and other executive officers of the Company. This practice is founded on the belief that stock options offer executive officers a valuable incentive to achieve increased profitability of the Company in order to enhance shareholder value. There are no specific factors used to determine the number of options granted or to the timing of such grants; however, certain criteria are considered such as length of service, level of responsibility, and the achievement of the Company's earnings objective.



                           Members of the Committee:
                           -------------------------

                           Bernard G. Ille, Chairman
                             Robert C. Brown, M.D.
                            Jerome D. Shaffer, M.D.



     Five Year Total Shareholder Return Graph.  The following table compares the
     -----------------------------------------
yearly percentage change in the cumulative total shareholder return assuming reinvestment of dividends, if any, of (i) the Company, (ii) a composite index ("Peer Group") comprised of a peer group of entities from two distinct industries which represent the Company's two primary lines of business (Chemical and Climate Control), and (iii) the New York Stock Exchange Market Value Index ("Broad Market"). The table set forth below covers the period from year-end 1993 through year-end 1998.

                                                FISCAL YEAR ENDING
                                                ------------------

                               1993   1994   1995    1996    1997    1998
                               ----   ----   ----    ----    ----    ----
  LSB INDUSTRIES, INC.          100  64.68   45.82   47.69   43.66   35.80
  PEER GROUP                    100  99.02  117.99  130.61  144.83  142.66
  BROAD MARKET                  100  98.06  127.15  153.16  201.50  239.77

  Assumes $100 invested at year-end 1993 in the Company, the Peer Group, and the Broad Market.

  The Peer Group was developed for the Company by Media General Financial Services and is comprised of certain companies that have Standard Industrial Classification ("SIC") codes which the Company believes correspond to the Company's primary lines of business. The companies which comprise the Peer Group are listed on Exhibit "A" to this Proxy Statement. The Peer Group is comprised of (a) chemical companies having SIC codes 112 (agricultural chemicals) and 113 (specialty chemicals); and (b) climate control companies having SIC code 634 (general building materials), and is provided for comparison to the Company's two primary lines of business, Chemical and Climate Control. The Broad Market line is provided as a result of the Company's Common Stock being listed on the New York Stock Exchange. The Company has been advised that the cumulative total return of each component company in the Peer Group has been weighted according to the respective company's stock market capitalization. In light of the Company's unique industry diversification, the Company believes that the Peer Group is appropriate for comparison to the Company.

  The above Five-Year Total Shareholder Return Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (collectively, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be soliciting material or to be filed under such Acts.


                       SELECTION OF INDEPENDENT AUDITORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE REAPPOINTMENT OF ERNST & YOUNG LLP.

     The Board of Directors, based on the recommendation of the Audit Committee, has recommended, subject to ratification by the shareholders, the firm of Ernst & Young LLP, certified public accountants, ("Ernst & Young") as the Company's auditors for 1999, subject to the approval and ratification by the stockholders. Ernst & Young (or its predecessor, Arthur Young & Company) has served as the Company's auditors for a period in excess of five (5) years, including the fiscal year most recently completed.

     In line with past practices, it is expected that one or more representatives of Ernst & Young will attend the Annual Meeting and will be available to respond to appropriate questions or make a statement should they desire to do so.


     ADOPTION OF THE COMPANY'S 1998 EMPLOYEE STOCK OPTION AND INCENTIVE PLAN

     General.  The Board of Directors of the Company, subject to approval by the
     -------
shareholders, adopted the LSB Industries, Inc. 1998 Employee Stock Option and Incentive Plan (the "Employee Plan"). The Board of Directors believes that adoption and approval of the Employee Plan will serve to attract and retain key personnel, consultants and independent contractors, and to enhance their interests in the Company's continued success by providing such persons long-term performance-based equity interests in the Company. Such equity interests will more closely align the financial interests of such key personnel, consultants and independent contractors with the stockholders and create significant incentives for increasing stockholder value. The

Company's Board of Directors unanimously recommends that the stockholders approve the Employee Plan.

     Principal features of the Employee Plan, as adopted by the Board of Directors, are summarized below, but such summary is qualified in its entirety by reference to the terms of the Employee Plan, as set forth in Exhibit "B" to this Proxy Statement.

     Employee Plan.  The Employee Plan authorizes the grant of Incentive Stock
     -------------
Options, Nonqualified Stock Options and Stock Appreciation Rights (as each is defined in the Employee Plan) to eligible participants. The maximum number of shares of Common Stock of the Company that may be issued under the Employee Plan will be 1,000,000 shares (subject to adjustment as provided in the Employee
Plan). As of the Record Date, the fair market value of a share of Common Stock of the Company is $2.00 based on the closing price of such stock on the New York Stock Exchange on such date and, as a result, the aggregate fair market value of the 1,000,000 shares of Common Stock that may be granted under the Employee Plan was $2,000,000 as of the Record Date. Shares of Common Stock subject to awards that are canceled or terminated without delivery of shares of Common Stock will again be available for awards under the Employee Plan. The shares of Common Stock to be delivered under the Employee Plan will be made available from the authorized and unissued shares of the Company or from treasury shares, or a combination of both.

     Administration.  The Employee Plan will be administered by the Stock Option
     --------------
Committee of the Board of Directors (the "Committee"). The Committee will have full power and authority under the Employee Plan to select the recipients of awards; to determine the type or types of awards to be granted, and, subject to the terms of the Employee Plan, the terms and conditions of awards to be granted; to determine the number of shares of Common Stock to be covered by awards; and to establish such rules and regulations as it shall deem appropriate for the proper administration of the Employee Plan. The Employee Plan authorizes the Committee to issue Incentive Stock Options, Nonqualified Stock Options and Stock Appreciation Rights (as each is defined in the Employee Plan) as well as tandem combinations. Any Stock Option (as defined in the Employee
Plan) may be granted separately or in combination with Stock Appreciation Rights. Stock Appreciation Rights granted in tandem with Stock Options may be granted such that the exercise of one Stock Appreciation Right in the combination results in the surrender of corresponding rights to the related Stock Option in the combination.

     Eligibility.  Officers and other employees of the Company, who the
     -----------
Committee believes have made a significant contribution to the Company, including any full-time salaried officer or employee who is a member of the Board of Directors, and consultants or independent contractors of the Company and its present and future subsidiaries who are not members of the Committee are eligible to participate in the Plan, subject to the approval of the Committee. As of the date of this Proxy Statement, it is expected that approximately 150 persons are eligible to participate in the Employee Plan, excluding consultants and independent contractors.

     Exercise Price.  The exercise price will be as recommended by the
     --------------
Committee, but not less than one hundred percent (100%) of the fair Market Value (as defined in the Employee Plan) of the shares of Common Stock subject to the award the date the award is granted (one hundred ten percent (110%) in the case of Incentive Stock Options granted to beneficial owners of more than ten percent (10%) of the outstanding Common Stock of the Company). Common Stock purchased upon the exercise of an Incentive Stock Option or a Nonqualified Stock Option must be paid in full at the time of exercise either (i) in cash or (ii) by surrender to the Company at the fair market value of shares of Common Stock of the Company owned by the Holder (as defined in the Employee Plan) or (iii) by any combination of cash and surrendered stock, as the Holder may elect.

     Terms of Options.  No Stock Option shall be exercisable after the
     ----------------
expiration of ten (10) years from the date the Stock Option is granted (or five
(5) years in the case of beneficial owners of more than ten percent (10%) of the outstanding Common Stock of the Company in the case of Incentive Stock Options). No Stock Options may be granted under the Employee Plan more than ten (10) years after the Employee Plan is adopted. Notwithstanding the foregoing, in the event of a Change of Control (as defined in the Employee Plan) each outstanding Stock Option and Stock Appreciation Right will become immediately exercisable in full notwithstanding the vesting or exercise provisions contained in the award agreement.

     Amendment or Termination.  The Board of Directors may amend or terminate
     ------------------------
the Employee Plan at any time (except as otherwise provided in the Employee
Plan); provided, however, that to the extent stockholder approval of amendments to the Employee Plan is required to exempt transactions pursuant to the Employee Plan from the operation of Section 16(b) of the Exchange Act, the Board of Directors may not amend the Employee Plan without approval by the stockholders of the Company.

     Adjustments.  Subject to any required action by the stockholders of the
     -----------
Company, the number of shares of Common Stock for which Stock Options may thereafter be granted and the number of shares of Common Stock then subject to Stock Options previously granted, and the price per share payable upon exercise of such Stock Options and the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. Such adjustments shall be made by the Committee whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to the Employee Plan shall not be adjusted in a manner that causes the Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Internal Revenue Code, as amended (the "Code").

     Federal Tax Consequences. The Company believes that under present Federal
     ------------------------
tax laws the following are the Federal income tax consequences generally arising with respect to awards granted under the Employee Plan. The grant of Incentive Stock Options, Nonqualified Stock Options or Stock Appreciation Rights will create no tax consequences for the participant or the Company. The participant will have no taxable income upon exercising an Incentive Stock Option (except that the alternative minimum tax may apply), and the Company will receive no deduction at that time.

     Upon exercising a Nonqualified Stock Option, a participant will recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. Upon exercising a Stock Appreciation Right, a participant will recognize ordinary income equal to the cash or the fair market value of the stock received on the date of exercise. In each case, the Company generally will be entitled to a deduction for the amount recognized as ordinary income by the participant, and withholding tax is required on such income.

     The treatment to a participant of a disposition of shares acquired upon the exercise of a Stock Option or Stock Appreciation Right depends on how long the shares have been held and on whether such shares are acquired by exercising an Incentive Stock Option or another award. Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under a Stock Option except that the Company will be entitled to a deduction (and the employee will recognize ordinary income) if shares acquired under an Incentive Stock Option are disposed of before being held for at least one year or before the expiration of two years following the date the related Incentive Stock Option was granted.

     Special rules may apply if the exercise price for an award is paid in shares of Common Stock previously owned by the participant rather than in cash.

     The above-described tax consequences are based upon present federal income tax laws, and thus are subject to change when laws change. The foregoing provides only a very general description of the application of Federal income tax laws to awards under the Employee Plan. The summary does not address the effects of foreign, state and local tax laws. Because of the complexities of the tax laws, participants under the Employee Plan are strongly urged to consult a tax advisor regarding these matters.

     The affirmative vote of a majority of the Common Stock and voting Preferred Stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting is required for the adoption of the Employee Plan.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 1998 EMPLOYEE STOCK OPTION AND INCENTIVE PLAN.

             ADOPTION OF THE OUTSIDE DIRECTORS STOCK PURCHASE PLAN

     General.  The Board of Directors, subject to approval by the stockholders,
     -------
adopted the Outside Directors Stock Purchase Plan (the "Outside Director Plan"). The Board of Directors believes that adoption and approval of the Outside Director Plan will serve to attract and retain qualified members of the Board of Directors who are not employees of the Company (the "Eligible Directors") and to enhance the Eligible Directors' interests in the Company's continued success by providing such members long-term performance-based equity interests in the Company. Such equity interests will more closely align the financial interests of such members with the stockholders and create significant incentives for increasing stockholder value. The Company's Board of Directors unanimously recommends that stockholders approve the Outside Director Plan.

     Principal features of the Outside Director Plan, as adopted by the Board of Directors, are summarized below, but such summary is qualified in its entirety by reference to the terms of the Outside Director Plan, as set forth in Exhibit "C" to this Proxy Statement.

     Outside Director Plan.  The Outside Director Plan authorizes the grant of
     ---------------------
nonqualified stock options to each Eligible Director. The Outside Director Plan also provides that each Eligible Director may elect to receive all or any portion of the fee payable to each Eligible Director for services rendered as a director of the Company in shares of the Company's Common Stock. To receive Common Stock in lieu of fees, the Eligible Director must so elect each calendar quarter. The maximum number of shares of Common Stock of the Company that may be issued under the Outside Director Plan will be 400,000 shares in the aggregate (subject to adjustment as provided in the Outside Director Plan). As of the Record Date, the fair market value of a share of Common Stock of the Company is $2.00 based on the closing price of such stock on the New York Stock Exchange on such date and, as a result, the aggregate fair market value of the 400,000 shares of Common Stock that may be granted under the Outside Director Plan was $800,000 as of the

Record Date. Shares of Common Stock subject to awards that are canceled or terminated without the delivery of shares of Common Stock will again be available for awards under the Outside Director Plan. The shares of Common Stock to be delivered under the Outside Director Plan will be made available from the authorized and unissued shares of the Company or from treasury shares, or a combination of both.

     Administration.  The Outside Director Plan will be administered by the
     --------------
Board of Directors. Officers and employees of the Company will perform administration functions as well, but will have no power or authority to select the recipients of awards or to determine the timing, amount or price of awards granted under the Outside Director Plan.

     Eligibility.  Eligible Directors are the members of the Company's Board of
     -----------
Directors who are not officers or employees of the Company or its subsidiaries. As of the date of this Proxy Statement, eight (8) persons are eligible to participate in the Outside Director Plan. If new or additional non-employee directors are added to the Company's Board of Directors, they will be eligible to participate in the Outside Director Plan.

     Exercise Price.  The price of stock received as fees and the exercise price
     --------------
of options granted under the Outside Director Plan will be one hundred percent (100%) of the fair market value (as defined in the Outside Director Plan) of the shares of Common Stock at the time the fees are due or the option is granted. Stock purchased upon the exercise of an option granted under the Outside Director Plan must be paid in full at the time of exercise either (i) in cash or
(ii) by surrender to the Company at the fair market value of shares of Common Stock of the Company owned by the Eligible Director or (iii) a combination of cash and surrender stock, as the Eligible Director may elect.

     Terms of Options.  No option shall be exercisable after the earlier of (i)
     ----------------
the termination of the term of the option as set forth in the option agreement,
(ii) the expiration of the three-year period measured from the date of the Eligible Director's cessation of service as a member of the Board of Directors, and (iii) the expiration of ten years from the date the option was granted. Unless otherwise specified in the option agreement, an option may not be exercised for six months from the date of grant. Notwithstanding the foregoing, in the event of a Change of Control (as defined in the Outside Director Plan) each outstanding option will become exercisable in full prior to the effective date of the Change of Control notwithstanding the vesting provisions contained in the option agreement. Options granted under the Outside Director Plan may be assigned by the participant during the participant's lifetime to members of the participant's immediate family or to a trust established exclusively for such family members.

     Amendment or Termination.  The Board of Directors may amend or terminate
     ------------------------
the Outside Director Plan at any time (except as otherwise provided in the Outside Director Plan); provided, however, that to the extent stockholder approval of amendments to the Outside Director Plan is required to exempt transactions pursuant to the Outside Director Plan from the operation of Section 16(b) of the Exchange Act, the Board of Directors may not amend the Outside Director Plan without approval by vote of a majority of the shares of common stock represented at a meeting of stockholders called for that purpose. Unless earlier terminated by the Board of Directors, the Outside Director Plan will terminate when no shares remain available for issuance, and the Company has no further rights or obligations with respect to any option granted under the Outside Director Plan.

     Adjustments.  Subject to any required action by the stockholders of the
     -----------
Company, the number of shares of Common Stock for which options may thereafter be granted and the number of shares of Common Stock then subject to options previously granted shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. Such adjustments shall be made by the Board of Directors whose determination in that respect shall be final, binding and conclusive.

     Federal Tax Consequences.  The Company believes that under present Federal
     ------------------------
tax laws the following are the Federal income tax consequences generally arising with respect to awards granted under the Outside Director Plan. The grant of Nonqualified Stock Options will create no tax consequences for the participant or the Company. Upon exercising a Nonqualified Stock Option, a participant will recognize ordinary income equal to the difference between the exercised price and the fair market value of the shares acquired on the date of exercise. The Company generally will be entitled to a deduction for the amount recognized as ordinary income by the participant, and tax withholding is required on such income. Any increase in the value of the Common Stock subsequent to the exercise of the Nonqualified Stock Option will be capital gain to the participant subject to capital gain tax rates based upon the participant's holding period for the Common Stock.

     Special rules may apply if the exercise price for an option is paid in shares of Common Stock previously owned by the optionee rather than in cash.

     The fair market value of the shares of Common Stock issued to an Eligible Director who elects to receive all, or a portion of, the Eligible Director's fee will generally be includible as ordinary income to the Eligible Director. In addition, the value of the Common Stock received upon such election will constitute earnings from self-employment in respect of which an Eligible Director will be required to make FICA and/or Medicare contributions. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the Eligible Director is considered to have realized ordinary income.

     The above-described tax consequences are based upon present federal income tax laws, and thus are subject to change when laws change. The foregoing provides only a very general description of the application of Federal income tax laws to awards under the Outside Director Plan. This summary does not address the affects of foreign, state and local tax laws. Because of the complexities of the tax laws, participants under the Outside Director Plan are strongly urged to consult a tax advisor regarding these matters.

     The affirmative vote of a majority of the Common stock and voting Preferred Stock, voting as a single class, present in person or represented by proxy at the Annual Meeting is required for the adoption of the Outside Directors Stock Purchase Plan.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE OUTSIDE DIRECTORS STOCK PURCHASE PLAN.


                                 OTHER MATTERS

     The Board of Directors knows of no other matters which may come before the Annual Meeting. If any other business properly comes before the meeting, the persons named in the proxy will vote with respect to that matter in accordance with their best judgment.

     Pursuant to the By-laws of the Company, only such business shall be conducted at the Annual Meeting as shall have been brought before the meeting
(i) by or at the direction of the Board of Directors of the Company, or (ii) by any stockholder of the Company who is entitled to vote at the Annual Meeting and who complies with the following notice requirements. No business may be properly brought before the Annual Meeting by a stockholder unless the stockholder gives written notice to the Secretary of the Company of the business to be presented at the Annual Meeting not less than fifty (50) days prior to the date of the Annual Meeting (or in the event that less than sixty (60) days notice, or public disclosure of the date of the Annual Meeting, is given or made to stockholders, written notice by the stockholder must be received by the Secretary of the Company not later than the close of business on the tenth
(10th) day following the day on which notice of the date of the meeting was mailed or public disclosure was made). The written notice must set forth: (i) a brief description of the business desired to be presented before the Annual Meeting and reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (iii) the class and number of shares of the Company's voting stock beneficially owned by such stockholder, and (iv) any material interest of such stockholder in such business.

                                     LSB INDUSTRIES, INC.
                                     BY ORDER OF
                                     THE BOARD OF DIRECTORS

DATE:  May 24, 1999

                                     David M. Shear
                                     Secretary

                                  Exhibit "A"
AAON INC                                     INTERNAT SPECIALTY PRODS
ACETO CORP                                   JANNOCK LTD
AGRIUM INC                                   JILIN CHEMICAL INDUSTRL
ALCIDE CORP                                  JOHNS MANVILLE CORP
AMCOL INTERNATIONAL CORP                     KEVCO INC
AMERICAN BUILDINGS CO                        KMG CHEMICALS INC
AMERICAN PACIFIC CORP                        KYZEN CORP CL A
AMERICAN STANDARD COS                        LANCER CORP
AMERICAN VANGUARD CORP                       LAWTER INTERNAT INC
ARMSTRONG WORLD INDUSTRIES                   LESCO INC
BALCHEM CORP                                 LILLY INDUSTRIES INC A
BERGER HOLDINGS INC LTD                      LSB INDUSTRIES INC
BRADY CORPORATION CL A                       LUBRIZOL CORP
BUSH BOAKE ALLEN INC                         MACDERMID INC
BUTLER MANUFACTURING CO                      MACE SECURITY INTERNAT
CABOT CORP                                   MARK SOLUTIONS INC
CAMBREX CORP                                 MARTIN INDUSTRIES INC
CARBO CERAMICS INC                           MARTIN MARIETTA MATERIAL
CERADYNE INC                                 MESTEK INC
CFC INTERNATIONAL INC                        METHANEX CORPORATION
CHEMFIRST INC                                MILLER BUILDING SYS INC
CONTINENTAL MATERIALS CP                     MINERALS TECHNOLOGIES
CORIMON SA ADS                               MINING SERVICES INTERNAT
CROMPTON & KNOWLES CORP                      MISSISSIPPI CHEMICAL CP
CYANOTECH CORP                               MONTEDISON SPA ADR ORD
CYTEC INDUSTRIES INC                         MORTON INTERNAT INC
DAL-TILE INTERNAT INC                        NALCO CHEMICAL CO
DANAHER CORP                                 NCH CORP
DETREX CORPORATION                           NCI BUILDING SYSTEMS INC
DREW INDUSTRIES INC                          NORTHERN TECHNOLOGY
ECO SOIL SYSTEMS INC                         OIL-DRI CORP OF AMERICA
ELCOR CORP                                   OM GROUP INC
EPL TECHNOLOGIES INC                         OWENS-CORNING FIBERGLAS
ETHYL CORP                                   PACER TECHNOLOGY
FERRO CORP                                   PENFORD CORP
FLAMEMASTER CORP                             PHOSPHATE RESOURCE PTNRS
GREAT LAKES CHEMICAL CP                      POLYDEX PHARMACEUTICALS
GRIFFON CORP                                 QUAKER CHEMCIAL CORP
H.B. FULLER CO                               ROBERTSON-CECO CORP
HAUSER INC (CO)                              RONSON CORP
HIGH PLAINS CORP                             RPM INC
IMC GLOBAL INC                               SCOTSMAN INDUSTRIES INC
INTERNACIONAL DE CERAMIC                     SCOTTS CO CL A
INTERNAT ALUMINUM CORP                       SHERWIN-WILLIAMS CO
INTERNAT FLAVORS & FRAG                      SOCIEDAD QUIMICA CHILE

SPECIALTY CHEMICAL RSCS
SYBRON CHEMCIAL INC
SYNTHETECH INC
TECUMSEH PRODUCTS CL A
TECUMSEH PRODUCTS CL B
TEMTEX INDUSTRIES INC
TERRA NITROGEN CO LP
THERMACELL TECHNOLOGIES
THERMO POWER CORP
TRAMFORD INTERNAT LTD
U.S. HOME & GARDEN INC
U.S. LIME & MINERALS INC.
UNITED DOMINION IND
USA BIOMASS CORPORATION
USG CORP
VALHI INC
VALSPAR CORP
VERDANT BRANDS INC
VULCAN MATERIALS CO
WD-40 CO
WITCO CORP
YORK INTERNAT CORP

                                  Exhibit "B"

                             LSB INDUSTRIES, INC.

                     1998 STOCK OPTION AND INCENTIVE PLAN

     The Board of Directors of LSB Industries, Inc., a Delaware corporation (the "Company"), has adopted this 1998 Stock Option and Incentive Plan (the "Plan"), effective the 13th day of August, 1998, as follows:

1.   Purpose.  This Plan permits selected officers and employees, prospective
     -------
employees, consultants and independent contractors of the Company or any Subsidiary who bear a large measure of responsibility for the success of the Company to acquire and retain a proprietary interest in the Company and to participate in the future of the Company as shareholders. The purpose of this Plan is to advance the interests of the Company and its shareholders by enabling the Company and the subsidiaries to offer to its employee-directors, officers, employees, consultants and independent contractors, long-term performance-based stock and/or other equity interests in the Company, thereby enhancing its ability to attract, retain and reward such individuals, and by providing an incentive for employee-directors, officers, employees to render outstanding service to the Company and to the Company's shareholders.

2.   Definitions.  For purposes of the Plan, the following terms shall be
     -----------
defined as set forth herein:

     2.1 "Act" means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes thereto.

     2.2 "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

     2.3  "Board" means the Board of Directors of the Company.

     2.4 "Change of Control" means a change of control of the Company pursuant to Section 8.2 hereof.

     2.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute or statutes thereto.

     2.6 "Committee" means the Stock Option Committee of the Board or any other committee of the Board which the Board may designate. In all events, the Committee shall consist only of non-employee directors of the Company.

     2.7 "Common Stock" means the Common Stock of the Company, par value $.10 per share.

     2.8 "Disability" means disability as determined under the procedures established by the Committee for purposes of the Plan.

     2.9 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto.

     2.10 "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date:

          2.10.1 the closing price of the Common Stock on the last preceding day on which the Common Stock was traded, as reported on a national securities exchange; and,

          2.10.2 if the fair market value of the Common Stock cannot be determined pursuant to clause (i) hereof, such price as the Committee shall determine.

     2.11 "Formula Price Per Share" means the highest gross price (before brokerage commissions, soliciting dealers' fees and similar charges) paid for any share of Common Stock at any time during the ninety (90) day period immediately prior to the Change of Control (whether by way of exchange, conversion, distribution, liquidation or otherwise) paid or to be paid for any share of Common Stock in connection with a Change of Control. If the consideration paid or to be paid in any transaction that results in a Change of Control consists, in whole or in part, of consideration, other than cash, the Board shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration, but such valuation shall not be less than the value, if any, attributed to such consideration by any other party to such transaction that results in a Change of Control.

     2.12 "Holder" means an eligible employee-director, officer, employee, consultant or independent contractor of the Company or a Subsidiary who has received an award under the Plan.

     2.13 "Incentive Stock Option" or "ISO" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.14 "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     2.15 "SAR Value" means the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in a related Stock Option in the case of a Stock Appreciation Right granted in tandem with a Stock Option and the Stock Appreciation Right price per share in the case of a Stock Appreciation Right awarded on a free-standing basis multiplied by the number of shares in respect of which the Stock Appreciation Right shall be exercised, on the date of exercise.

     2.16 "Section 16(b) Holder" means such officer or director or ten percent (10%) beneficial owner of Common Stock subject to Section 16(b) of the Exchange Act.

     2.17 "Stock Appreciation Right" means the right, pursuant to an award granted under Section 7 hereof, to recover an amount equal to the SAR Value.

     2.18 "Stock Option" means any Incentive Stock Option or Non-Qualified Stock Option to purchase shares of Common Stock which is awarded pursuant to this Plan.

     2.19 "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

3.   Administration.
     --------------

     3.1   Board; Committee.  The Board shall create a committee consisting of
           ----------------
           three members of the Board. The Board may also appoint one member of the Board as an alternate member of the Committee. Upon such appointment, the Committee shall have all the powers, privileges and duties set forth herein. The Board may, from time to time, appoint members of any such Committee in substitution for, or in addition to, members previously appointed, may fill vacancies in the Committee and may discharge the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by a majority of the members of the Committee, shall be fully effective and a valid act of the Committee as if it had been made by a majority vote at a meeting duly called and held. The membership of the Committee shall at all times be constituted so as to not adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, to the extent it is applicable, or with the requirements of any other applicable law, rule or regulation.

     3.2   Power and Authority.  The Committee shall have full power and
           -------------------
           authority to do all things necessary or appropriate to administer this Plan according to its terms and provisions (excluding the power to appoint members of the Committee and to terminate, modify, or amend the Plan, except as otherwise authorized by the Board), including, but not limited to the full power and authority (subject to the express provisions of this Plan):

           3.2.1 to award Stock Options and Stock Appreciation Rights, pursuant to the terms of this Plan, to eligible individuals described under Section 5 hereof;

           3.2.2 to select the eligible individuals to whom Stock Options or Stock Appreciation Rights, or any combination thereof, if any, may from time to time be awarded hereunder;

           3.2.3 to determine the Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, or any combination thereof, if any, to be awarded hereunder to one or more eligible employees or persons;

           3.2.4 to determine the number of shares to be covered by each award granted hereunder;

           3.2.5 to determine the terms and conditions not inconsistent with the terms of the Plan, of any award hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

           3.2.6 to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

           3.2.7 to determine the terms and conditions under which awards hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

           3.2.8 to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred, which may be either automatic or at the election of the Holder; and

           3.2.9 to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same or other type, which previously granted awards are upon less favorable terms.

      3.3  Interpretation of Plan.
           ----------------------

           3.3.1 Subject to Sections 3.2 and 9 hereof, the Committee shall have the authority at its discretion to adopt, alter and repeal such general and special administrative rules, regulations, and practices governing the Plan as it shall, from time to time, deem advisable, to construe and interpret the terms and provisions of this Plan and any award issued under this Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of this Plan.

           3.3.2 Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

           3.3.3 Subject to Sections 3.2 and 9 hereof, all decisions made by the Committee pursuant to the provisions of this Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons granted options pursuant to the Plan.

4.   Shares Subject to Plan.
     ----------------------

     4.1   Number of Shares.  The aggregate number of shares of Common Stock
           ----------------
           reserved and available for distribution under this Plan shall be 1,000,000 shares. If any shares of Common Stock that are subject to a Stock Option or Stock Appreciation Right cease to be subject to such Stock Option or Stock Appreciation Right, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under this Plan. The number of shares available for distribution under this Plan shall be reduced by the number of shares of Common Stock issued under this Plan upon the exercise of a Stock Option.

     4.2   Character of Shares. The Company may elect to satisfy its obligations
           -------------------
           to a Holder exercising a Stock Option entirely by issuing authorized and unissued shares of Common Stock to such Holder, entirely by transferring treasury shares to such Holder, or in part by the issue of authorized and unissued shares and the balance by the transfer of treasury shares.

5.   Eligibility.
     -----------

     5.1   General.  Awards under this Plan may be made to: (i) officers and
           -------
           other employees of the Company or any Subsidiary who are at the time of the grant of an award under this Plan regularly employed by the Company or any Subsidiary, including any full time salaried officer or employee who is a member of the Board (except as provided in the last sentence under Section 3.1); and, (ii) consultants or independent contractors whom the Board believes have contributed or will contribute to the success of the Company.

     5.2   Multiple Awards. The Committee shall from time to time designate such
           ---------------
           employees, consultants or independent contractors to whom options are to be granted, and the number of shares to be subject to each option. The Committee may at any time grant one or more Stock Options or Stock Appreciation Rights or a combination thereof to an individual to whom a Stock Option or Stock Appreciation Right has previously been granted under this or any other stock option plan of the Company, whether or not such previously granted Stock Option or Stock Appreciation Right has been fully exercised.

     5.3   Ineligibility for Awards.  No person designated by the Board to serve
           ------------------------
           on the Committee, effective at such future time so that he qualifies as a "disinterested person" within the meaning of Rule 16b-3(c) of the Exchange Act, shall be eligible to receive any awards under the Plan during the period from the date such designation is made to the date such designation becomes effective. Notwithstanding Section 5.1 hereof, no member of the Committee, while serving as such, shall be eligible to receive an award under the Plan.

6.   Stock Options.
     -------------

     6.1   Grant and Exercise.  Stock Options granted under the Plan may be of
           ------------------
           two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Only full-time salaried officers or employees may be granted Incentive Stock Options. Any individual eligible to participate under this Plan may be granted Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, as the Committee may from time to time approve. The Committee shall have the authority to grant to any eligible individual Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and, in each case, may be granted alone, in tandem with, or without, or in addition to Stock Appreciation Rights. To the extent that any Stock Option (or portion thereof) does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. Unless granted in substitution for another outstanding award, Stock Options shall be granted for no consideration other than services to the Company or a Subsidiary.

     6.2   Exercise Price.
           --------------

           6.2.1  Less Than 10% Shareholder.  The exercise price in any option
                  -------------------------
                  granted under this Plan to an individual who, at the time the Stock Option is granted, does not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary (computed in accordance with the provisions applicable to Section 422(b)(6) of the Code) (a "less than 10% Shareholder") shall be not less than the Fair Market Value of the shares of Common Stock subject to the Stock Option at the time the Stock Option is granted, determined by the Committee in accordance with the applicable regulations and rulings of the Commissioner of the Internal Revenue Service in effect at the time the Stock Option is granted.

           6.2.2  10% Shareholder.  The exercise price in any option granted
                  ---------------
                  under the Plan to an individual who is not a less than ten percent (10%) Shareholder (a "10% Shareholder") shall be not less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock subject to the Stock Option at the time the Stock Option is granted, determined in accordance with the applicable regulations and rulings of the Commissioner of the Internal Revenue Service in effect at the time the Stock Option is granted.

     6.3   Option Term. The term of each Stock Option shall be fixed by the
           -----------
           Board, but no Stock Option shall be exercisable more than ten (10) years (five (5) years, in the case of an Incentive Stock Option granted to a 10% Shareholder) after the date on which the Stock Option is granted.

     6.4   Exercise of Non-Qualified Stock Options.  Non-Qualified Stock Options
           ---------------------------------------
           shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Non-Qualified Stock Option granted under this Plan may be exercised until after the expiration of six (6) months from the date the Stock Option is granted. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine; provided that the Committee cannot waive the requirement that the Stock Option may not be exercised until after the expiration of six
           (6) months from the date the Stock Option is granted.

     6.5   Exercise of Incentive Stock Options.
           -----------------------------------

           6.5.1  By an Employee.  No Incentive Stock Option  granted under this
                  --------------
                  Plan shall be exercisable after the expiration of ten (10) years from the date such ISO is granted, except that no ISO granted to a person who is not a less than 10% Shareholder shall be exercisable after the expiration of five (5) years from the date such option is granted. Employment by a Subsidiary shall be employment by the Company. Unless such requirements are waived by the Committee, the employee, while still in the employment of the Company, may exercise the options as follows:

                        6.5.1.1 at any time after one (1) year of continuous employment from the date such ISO is granted, as to twenty percent (20%) of the shares subject to the option;

                        6.5.5.2 at any time after two (2) years of such continuous employment from the date such ISO is granted, as to an additional twenty percent (20%) of the shares subject to the option;

                        6.5.5.3 at any time after three (3) years of such continuous employment from the date such ISO is granted, as to an additional thirty percent (30%) of the shares subject to the option; and

                        6.5.5.4 at any time after four (4) years of such continuous employment from the date such ISO is granted, as to all of the shares remaining subject to the option.

                        The Committee may decide in each case to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons, shall not interrupt continuous employment.

           6.5.6  Termination of Employment.  Except as otherwise expressly
                  -------------------------
                  provided in Sections 6.5.3 and 6.5.4 of this Plan or in the Agreement, no Stock Option may be exercised at any time unless the Holder thereof is then an employee of the Company or a Subsidiary.

           6.5.7  By a Former Employee.  No person may exercise an ISO after he
                  --------------------
                  is no longer an employee of the Company or any Subsidiary; except that if an employee ceases to be an employee on account of physical or mental disability as defined in Section 22(e)(3) of the Code ("Former Employee"), he may exercise the ISO within twelve (12) months after the date on which he ceased to be an employee, for the number of shares for which he could have exercised at the time he ceased to be an employee. No ISO granted under this Plan shall in any event be exercised by such Former Employee after the expiration of ten
                  (10) years from the date such ISO is granted, except that no ISO granted to a person who is a 10% Shareholder may be exercisable after the expiration of five (5) years from the date such ISO is granted.

           6.5.8  In Case of Death.  If any employee or Former Employee who was
                  ----------------
                  granted an ISO dies prior to the termination of such ISO, such ISO may be exercised within twelve (12) months after the death of the employee or Former Employee by his estate, or by a person who acquired the right to exercise such ISO by bequest or inheritance, or by reason of the death of such employee or Former Employee, provided that:

                        6.5.8.1 such employee died while an employee of the Company or a Subsidiary; or

                        6.5.8.2 such Former Employee had ceased to be an employee of the Company or a Subsidiary on account of physical or mental disability and died within three (3) months after the date on which he ceased to be such employee.

                        Such ISO may be exercised only as to the number of shares for which he could have exercised at the time the employee or Former Employee died. No ISO granted under this Plan shall in any event be exercised in case of death of an employee or Former Employee after the expiration of ten (10) years from the date such ISO is granted, except that no ISO granted to a 10% Shareholder shall be exercisable after the expiration of five (5) years from the date such ISO is granted.

           6.5.9 The Committee may, in its discretion, waive the installment exercise provisions at any time at or after the time of grant, in whole or in part, based on such factors as the Committee shall determine; provided that at all times no ISO may be exercised until the expiration of six (6) months from the date that the Stock Option was granted.

     6.6   Termination of Options.  A Stock Option granted under this Plan shall
           ----------------------
           be considered terminated, in whole or in part, to the extent that it can no longer be exercised for shares originally subject to it, provided that a Stock Option granted shall be considered terminated at an earlier date upon surrender for cancellation by the Holder to whom such Stock Option was granted.

     6.7   Notice of Exercise and Payment.  Subject to any installment, exercise
           ------------------------------
           and waiting period provisions that are applicable in a particular case, Stock Options granted under this Plan may be exercised, in whole or in part, at any time during the term of the Stock Option, by giving written notice of such exercise to the Company identifying the Stock Option being exercised and specifying the number of shares then being purchased. Such notice shall be accompanied by payment in full of the exercise price, which shall be in cash or, unless otherwise provided in the Agreement, in whole shares of Common Stock which are already owned by the Holder of the Stock Option or, unless otherwise provided in the Agreement, partly in cash and partly in such Common Stock. Cash payments shall be made by wire transfer, certified check or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which a Stock Option is exercised until the Company has confirmed the receipt of good and valuable funds in payment of the purchase price thereof. Payments in the form of Common Stock (which shall be valued at the Fair Market Value of a share of Common Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances, with signature guaranteed by a bank or investment banking firm.

     6.8   Issuance of Shares.  As soon as practicable after its receipt of such
           ------------------
           notice and payment, the Company shall cause one or more certificates for the shares so purchased to be delivered to the Holder or his or her estate, as the case may be. No Holder or estate shall have any of the rights of a shareholder with reference to shares of Common Stock subject to a Stock Option until after the Stock Option has been exercised in accordance with Section 6.7 and certificates representing the shares of Common Stock so purchased by the Holder pursuant to the Stock Option have been delivered to the Holder or estate.

     6.9   Partial Exercise.  A Stock Option granted under this Plan may be
           ----------------
           exercised as to any part of the shares for which it could be exercised. Such a partial exercise of a Stock Option shall not affect the right to exercise the Stock Option from time to time in accordance with this Plan as to the remaining shares of Common Stock subject to the Stock Option.

     6.10  $100,000 Per Year Limitation.  To the extent that the aggregate Fair
           ----------------------------
           Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Holder during any calendar year (under all of the Company's plans) exceeds $100,000, such excess Stock Options shall be treated as Non-Qualified Stock Options for purposes of Section 422 of the Code.

     6.11  Buyout and Settlement Provisions.  The Committee may at any time
           --------------------------------
           offer to buy out for cash or otherwise settle a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made, including a settlement for exchange of a different award under the Plan for the surrender of the Stock Option.

7.   Stock Appreciation Rights.
     -------------------------

     7.1   Grant and Exercise.  Stock Appreciation Rights may be granted in
           ------------------
           tandem with ("Tandem Stock Appreciation Right") or in conjunction with all or part of any Stock Option granted under this Plan or may be granted on a free-standing basis. In the case of a Non-Qualified Stock Option, a Tandem Stock Appreciation Right may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, a Tandem Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option. Unless granted in substitution for another outstanding award, Stock Appreciation Rights shall be granted for no consideration other than services to the Company or a Subsidiary.

     7.2   Termination.  A Tandem Stock Appreciation Right shall terminate and
           -----------
           shall no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Board, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until after the number of shares remaining under the related Stock Option equals the number of shares covered by the Tandem Stock Appreciation Right.

     7.3   Method of Exercise.  A Tandem Stock Appreciation Right may be
           ------------------
           exercised by a Holder, in accordance with Section 7.4 hereof, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive such amount in the form of payment determined in the manner prescribed in Section 7.5 hereof. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent Tandem Stock Appreciation Rights have been exercised.

     7.4   Exercisability. Tandem Stock Appreciation Rights shall be exercisable
           --------------
           only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 6 hereof and this Section 7, and may be subject to such additional limitations on exercisability as shall be determined by the Committee and set forth in the Agreement. Other Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Agreement. Notwithstanding anything to the contrary contained herein (including the provisions of Section 8.1 hereof), any Stock Appreciation Right granted to a Section 16(b) Holder to be settled wholly or partially in cash (i) shall not be exercisable during the first six (6) months of the term of such Stock Appreciation Right, except that this special limitation shall not apply in the event of death or disability of such Holder prior to the expiration of the six
           (6) month period, and (ii) shall only be exercisable during the period beginning on the third business day following the date of release for publication of the Company of quarterly or annual summary statements of sales and earnings and ending on the twelfth (12) business day following such date.

     7.5   Receipt of SAR Value.  Upon the exercise of a Stock Appreciation
           --------------------
           Right, a Holder shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Common Stock equal to the SAR Value with the Committee having the right to determine the form of payment.

     7.6   Shares Affected Under Plan.  Upon the exercise of a Tandem Stock
           --------------------------
           Appreciation Right, the Stock Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section
           4.1 hereof on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares, if any, issued under the Tandem Stock Appreciation Right at the time of exercise based upon the SAR Value.

     7.7   Limited Stock Appreciation Rights.  The Committee may grant "Limited
           ---------------------------------
           Stock Appreciation Rights", i.e., Stock Appreciation Rights that become exercisable upon the occurrence of one or more of the events which trigger a Change of Control as defined in Section 8.2 hereof, and shall be settled in an amount equal to the Formula Price Per Share, subject to such other terms and conditions as the Committee may specify; provided, however, if any Limited Stock Appreciation Right is granted to a Section 16(b) Holder such Limited Stock Appreciation Right (i) shall only be exercisable within sixty (60) days after the event triggering the Change of Control; and (ii) may not be exercised during the first six (6) months after the date of grant of such Limited Stock Appreciation Right (except in the event of death or disability of such Holder prior to the expiration of the six (6) month period); and (iii) shall only be exercisable in the event that the date of the Change of Control was outside the control of such Holder; and (iv) shall only be settled in cash in an amount equal to the Formula Price Per Share.

8.   Acceleration.
     ------------

     8.1   Acceleration Upon Change of Control.  Unless the award Agreement
           -----------------------------------
           provides otherwise or unless the Holder waives the application of this Section 8.1 prior to a Change of Control (as hereinafter defined), in the event of a Change of Control, each outstanding Stock Option, Stock Appreciation Right and Limited Stock Appreciation Right granted under the Plan shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the Agreement.

     8.2   Change of Control Defined.  A "Change of control" shall be deemed to
           -------------------------
           have occurred upon any of the following events:

           8.2.1 The consummation of any of the following transactions: any merger, reverse stock split, recapitalization or other business combination of the Company, with or into another corporation, or an acquisition of securities or assets by the Company, pursuant to which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a transaction in which the majority of the holders of Common Stock immediately prior to such transaction will own at least fifty percent (50%) of the total voting power of the then-outstanding securities of the surviving corporation immediately after such transaction; or

           8.2.2 A transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, or any profit-sharing, employee ownership or other employee benefit plan sponsored by the Company or any Subsidiary, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities): (i) shall purchase any Common Stock

                  (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing fifty percent (50%) or more of the total voting power of the then-outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire the Company's securities); or

           8.2.3 If, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board and any new director whose election by the Board, or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election by the stockholders was previously so approved, cease for any reason to constitute a majority thereof.

     8.3   General Waiver by Board.  The Committee may, after grant of an award,
           -----------------------
           accelerate the vesting of all or any part of any Stock Option, and/or waive any limitations or restrictions, if any, for all or any part of an award.

     8.4   Acceleration Upon Termination of Employment.  In the case of a Holder
           -------------------------------------------
           whose employment or affiliation with the Company or a Subsidiary is involuntarily terminated for any reason (other than for cause), the Committee may, at its option and in its sole discretion, accelerate the vesting of all or any part of any award and/or waive, in whole or in part, any or all of the remaining deferral limitations or restrictions imposed hereunder or pursuant to the Agreement.

9.   Amendments and Termination.
     --------------------------

     9.1   Amendments to Plan; Termination.  The Board may at any time, and from
           -------------------------------
           time to time, amend any of the
           provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the stockholders of the outstanding shares of Common Stock if (i) such amendment materially increases the benefits accruing to participants under this Plan; (ii) such amendment materially increases the number of securities which may be issued under this Plan; (iii) such amendment materially modifies the requirements as to eligibility for participation in this Plan; or, (iv) the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation.

     9.2   Amendments to Individual Awards. The Board may amend the terms of any
           -------------------------------
           award granted under the Plan; provided, however, that subject to
           Section 11 hereof, no such amendment may be made by the Board which in any material respect impairs the rights of the Holder without the Holder's consent.

10.  Term of Plan.
     ------------

     10.1  Effective Date.  The Plan shall be effective as of August 13, 1998
           --------------
           ("Effective Date"), subject to the approval of the Plan by the stockholders of the Company within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant) but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and approval of the Company's application to list the shares of the Company's Common Stock covered by the Plan on the New York Stock Exchange (and no awards shall vest or otherwise become free of restrictions prior to such approvals).

     10.2  Termination Date.  No award shall be granted pursuant to the Plan on
           ----------------
           or after the tenth (10th) anniversary of the Effective Date, but awards granted prior to such tenth (10th) anniversary may extend beyond that date. The Plan shall terminate at such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding.

11.  Adjustment Upon Change of Shares.  Subject to any required action by the
     --------------------------------
     stockholders of the Company, the number of shares of Common Stock for which Stock Options may thereafter be granted, and the number of shares of Common Stock then subject to Stock Options previously granted, and the price per share payable upon exercise of such Stock Option and the number of shares and exercise price relating to Stock Appreciation Rights, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company.

     11.1 If the Company is reorganized or consolidated or merged with another corporation, in which the Company is the non-surviving corporation, a Holder of an outstanding Stock Option and/or Stock Appreciation Right granted under this Plan shall be entitled (subject to the provisions of this Section 11) to receive options and/or stock appreciation rights covering shares of such reorganized, consolidated or merged corporation in the same proportion as granted to Holder prior to such reorganization, consolidation or merger at an equivalent exercise price, and subject to the same terms and conditions as this Plan. For purposes of the preceding sentence, the excess of the aggregate Fair Market Value of shares subject to the option immediately after the reorganization, consolidation or merger over the aggregate exercise price of such shares shall not be more than the excess of the aggregate Fair Market Value of all shares of Common Stock subject to the option or Stock Appreciation Right immediately before such reorganization, consolidation or merger over the aggregate exercise price of such shares of Common Stock, and the new stock option or stock appreciation right or assumption of the old Stock Option or old Stock Appreciation Right by any surviving corporation shall not give the Holder additional benefits which he did not have under the old Stock Option or Stock Appreciation Right.

     11.2 To the extent that the foregoing adjustments relate to the shares of Common Stock of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Incentive Stock Option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     11.3 Except as expressly provided in this Section 11, the Holder shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation, reorganization or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Stock Option or the number or price of Stock Appreciation Rights granted under this Plan.

     11.4 The grant of a Stock Option or Stock Appreciation Right pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

12.  General Provisions.
     ------------------

     12.1  Investment Representations.  The Committee may require each person
           --------------------------
           acquiring shares of Common Stock pursuant to an award under this Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

     12.1  Additional Incentive Arrangements.  Nothing contained in this Plan
           ---------------------------------
           shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under this Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     12.2  No Right of Employment.  Nothing contained in this Plan or in any
           ----------------------
           award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

     12.3  Withholding Taxes.  Not later than the date as of which an amount
           -----------------
           first becomes includible in the gross income of the Holder for federal income tax purposes with respect to any award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under this Plan shall be conditional upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company.

     12.4  Governing Law.  This Plan and all awards made and actions taken
           -------------
           thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

     12.5  Other Benefit Plans.  Any award granted under this Plan shall not be
           -------------------
           deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

     12.6  Employee Status.  A leave of absence, unless otherwise determined by
           ---------------
           the Board prior to the commencement thereof, shall not be considered a termination of employment. Any awards granted under this Plan shall not be affected by any change of employment, so long as the Holder continues to be an employee of the Company or any Subsidiary.

     12.7  Non-Transferability.  Other than the transfer of a Stock Option or
           -------------------
           Stock Appreciation Right by will or by the laws of descent and distribution, no award under this Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. Unless otherwise provided in this Plan or the Agreement, any Stock Option or Stock Appreciation Right granted under this Plan is only exercisable during the lifetime of the Holder by the Holder or by his guardian or legal representative.

     12.8  Applicable Laws.  The obligations of the Company with respect to all
           ---------------
           awards under this Plan shall be subject to (i) all applicable laws, rules and regulations, including, without limitation, the requirements of all federal securities laws, rules and regulations and state securities and blue sky laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Act, and (ii) the rules and regulations of any national securities exchange on which the Common Stock may be listed or the NASDAQ National Market System if the Common Stock is designated for quotation thereon.

     12.9  Conflicts.  If any of the terms or provisions of the Plan conflict
           ---------
           with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation, and/or with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and/or with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

     12.10 Written Agreements.  Each award granted under this Plan shall be
           ------------------
           confirmed by, and shall be subject to the terms of the Agreement approved by the Committee and executed by the Company and the Holder. The Committee may terminate any award made under this Plan if the Agreement relating thereto is not executed and returned to the Company within sixty (60) days after the Agreement has been delivered to the Holder for his or her execution.

     12.11 Indemnification of Committee.  In addition to such other rights of
           ----------------------------
           indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     12.12  Consideration for Common Stock.  The Committee may not grant any
            ------------------------------
            awards under this Plan pursuant to which the Company will be required to issue any shares of Common Stock unless the Company will receive consideration for the shares of Common Stock sufficient under the laws of the State of Delaware so that such shares of Common Stock will be, when issued, validly issued and fully paid and nonassessable when issued.

     12.13  Common Stock Certificates.  All certificates for shares of Common
            -------------------------
            Stock delivered under this Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable federal or state securities law and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding anything to the contrary contained herein, whenever certificates representing shares of Common Stock subject to an award are required to be delivered pursuant to the terms of this Plan, the Company may, in lieu of such delivery requirement, comply with the provisions of Section 158 of the Delaware General Corporation Law.

     12.13  Unfunded Status of Plan.  This Plan is intended to constitute an
            -----------------------
            "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

                                  Exhibit "C"






                             LSB INDUSTRIES, INC.

                     OUTSIDE DIRECTORS STOCK PURCHASE PLAN






                                 May 13, 1999


                             LSB INDUSTRIES, INC.
                     OUTSIDE DIRECTORS STOCK PURCHASE PLAN

                               TABLE OF CONTENTS
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                                                                          ----
1.    Purpose.............................................................  1

2.    Definitions.........................................................  1
      2.1  "Board"........................................................  1
      2.2  "Company"......................................................  1
      2.3  "Fair Market Value"............................................  1
      2.4  "Director Fee".................................................  1
      2.5  "Eligible Director"............................................  1
      2.6  "Option".......................................................  1
      2.7  "Option Agreement".............................................  1
      2.8  "Permanent Disability".........................................  1
      2.9  "Plan Year"....................................................  2
      2.10 "Shares".......................................................  2

3.    Participants........................................................  2

4.    Shares Subject to Plan..............................................  2
      4.1  Limitations....................................................  2
      4.2  Regrant........................................................  2
      4.3  Character of Shares............................................  2
      4.4  Board Determination............................................  2

5.    Grant of Options....................................................  2
      5.1  Exercise and Term of Options...................................  2
      5.2  Notice of Exercise and Payment.................................  3
      5.3  Issuance of Shares.............................................  3
      5.4  Partial Exercise...............................................  3
      5.5  Buyout and Settlement Provisions...............................  3
      5.6  Limited Transferability of Options.............................  3
      5.7  Termination of Board Service...................................  4
      5.8  Death or Permanent Disability..................................  4
           5.8.1  Eligible Directors......................................  4
           5.8.2  Former Eligible Directors...............................  4
           5.9    Cancellation and Regrant of Options.....................  5

6.    Acceleration of Options.............................................  5
      6.1  Acceleration Upon Change of Control............................  5
      6.2  Change of Control Defined......................................  5
      6.3  General Waiver by Board........................................  6

7.    Adjustment Upon Change of Shares....................................  6

8.    Compensation Shares.................................................  7
      8.1  Number of Award Shares.........................................  7
      8.2  Method of Electing.............................................  7

9.    Amendments and Termination..........................................  7
      9.1  Amendments to Plan; Termination................................  7
      9.2  Amendments to Individual Awards................................  8

10.   Investment Intent...................................................  8

11.   Share Certificates..................................................  8

12.   Stockholder Rights..................................................  8

13.   Effective Date, Stockholder Approval, and Plan Termination..........  8

14.   Relationship to Other Compensation Plans............................  9

15.   Plan Binding on Successors..........................................  9

16.   Headings............................................................  9

17.   Governing Law.......................................................  9

                             LSB INDUSTRIES, INC.
                     OUTSIDE DIRECTORS STOCK PURCHASE PLAN
                     -------------------------------------

1.   Purpose.    The purpose of this Outside Directors Stock Purchase Plan (the
     -------
"Plan") is (a) to advance the interests of the Company and its stockholders while providing a means to attract, retain and compensate non-employee directors and (b) to enable non-employee directors to increase their proprietary interest in the Company, thereby providing such persons additional incentives to achieve the growth objectives of the Company.

2.   Definitions.  In addition to the terms defined in paragraph 1, the
     -----------
following terms have the meanings set forth below:

     2.1  "Board"   means the Board of Directors of the Company.

     2.2  "Company"  means LSB Industries, Inc., a Delaware corporation.

     2.3 "Fair Market Value" means, with respect to the Shares, the fair market value of such Shares determined by such methods or procedures as may be established from time to time by the Board. Unless otherwise determined by the Board, "Fair Market Value" will mean the closing price of a Share on the principal national securities exchange on which the Shares are listed on the day on which such value is to be determined, as reported in the composite quotations for securities traded on such exchange provided by the National Association of Securities Dealers or successor national quotation service. If no such quotations are available for the day in question, "Fair Market Value" shall be determined by reference to the appropriate prices on the next preceding day for which such prices are reported.

     2.4 "Director Fee" means fees payable to a director in cash for the director's service on the Board and on committees of the Board during any calendar year.

     2.5 "Eligible Director" means any member of the Board who is not an employee of the Company or its subsidiaries.

     2.6 "Option" means any option to purchase Shares which is awarded pursuant to the Plan and is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986 as amended.

     2.7 "Option Agreement" means the written agreement between the Company and the Eligible Director, consisting of one or more documents, setting forth the terms and conditions of an option granted under this Plan.

     2.8 "Permanent Disability" or "Permanently Disabled" means the inability of the Eligible Director to perform the Eligible Director's usual duties as a Board Member by reason of medically determined terminal, physical or mental impairment expected to result in death or to be of continuous duration of 12 months or more.

     2.9 "Plan Year" means each calendar year during which this Plan is in effect and, with respect to an Eligible Director's initial election or appointment to the Board, the period commencing at the time of such election or appointment and ending on the succeeding December 31.

     2.10 "Shares" means the common stock, par value $.001 per share, of the Company or, if the outstanding Shares are hereafter changed into or exchanged for different stock or securities of the Company or some other corporation, such other stock or securities.

3.   Participants.  Each Eligible Director may participate in the Plan.
     ------------

4.   Shares Subject to Plan.
     ----------------------

     4.1  Limitations.  Subject to any adjustment pursuant to the provisions of
          -----------
          the Plan, the maximum number of Shares which may be issued and sold hereunder will not exceed 400,000.

     4.2  Regrant. If any shares that are subject to an Option cease to be
          -------
          subject to be subject to such Option, such Shares will again be available for distribution in connection with future grants or issuances under this Plan. The number of shares available for distribution under this plan will be reduced by the number of shares issued under this Plan upon exercise of an Option or upon issuance pursuant to the election by an Eligible Director in accordance with paragraph 9 of this Agreement.

     4.3  Character of Shares.  The Company may satisfy its obligations to an
          -------------------
          Eligible Director exercising an Option or electing to receive Shares in payment of the Director Fee by issuing authorized and unissued Shares, by transferring treasury shares, or in part by the issuance of authorized and unissued Shares and the balance by the transfer of treasury shares.

     4.4  Board Determination. The adjustments described in this paragraph 4 and
          -------------------
          the manner of application thereof will be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this paragraph 4 will apply to any successor of successors of the Company and will be made regardless of the number or type of successive events requiring adjustments hereunder.

5.   Grant of Options.  The Board in authorized to grant Options which are
     ----------------
governed by the terms and conditions specified in this paragraph 5 to any Eligible Director.

     5.1  Exercise and Term of Options.  Each Option will become exercisable at
          ----------------------------
          such time or times, during such period, and for the number of Shares as determined by the Board and set forth in the Option Agreement; provided however, unless the Option Agreement otherwise provides, no Option will be exercisable within the period ending six months and one day after the date the Option is granted. Notwithstanding the foregoing, each Option will have a maximum term of ten (10) years measured from the date the Option is granted.

     5.2  Notice of Exercise and Payment. Subject to any installment, exercise
          ------------------------------
          and waiting period provisions that are applicable in a particular case, Options granted under this Plan may be exercised, in whole or in part, at any time during the term of the Option, by giving written notice of such exercise to the Company identifying the Option being exercised and specifying the number of shares then being purchased. Such notice will be accompanied by payment in full of the exercise price, which shall be in cash or, unless otherwise provided in the Option Agreement, in whole Shares which are already owned by the Eligible Director or, unless otherwise provided in the Option Agreement, partly in cash and partly in such Shares. Cash payments will be made by wire transfer, certified check or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company will not be required to deliver certificates for Shares with respect to which an Option is exercised until the Company has confirmed the receipt of good and valuable funds in payment of the purchase price thereof. Payments in the form of Shares (which will be valued at the Fair Market Value of a Share on the date of exercise) will be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances, with signature guaranteed by a bank or investment banking firm.

     5.3  Issuance of Shares. As soon as practicable after its receipt of notice
          ------------------
          and payment pursuant to paragraph 5.2, the Company will cause one or more certificates for the Shares so purchased to be delivered to the Eligible Director or the party exercising the Option, as the case may be.

     5.4  Partial Exercise. An Option granted under this Plan may be exercised
          ----------------
          as to any part of the Shares for which it could be exercised. Such a partial exercise of an Option will not affect the right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

     5.5  Buyout and Settlement Provisions. The Board may at any time offer to
          --------------------------------
          buy out for cash or otherwise settle an Option previously granted, based upon such terms and conditions as the Board may establish and communicate to the Eligible Director at the time that such offer is made, including a settlement for exchange of a new award under the Plan for the surrender of the Option.

     5.6  Limited Transferability of Options. Each Option granted under this
          ----------------------------------
          Plan may, in connection with the Eligible Director's estate plan, be assigned in whole or in part during the Eligible Director lifetime to one or more members of the Eligible Director immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate. The Eligible Director may also designate one or more persons as the beneficiary or beneficiaries of the Eligible Director's outstanding Options under this Plan, and those Options will, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Eligible Director's death while holding such Options. Such beneficiary or beneficiaries will take the transferred Options subject to all the terms and conditions of the Option Agreement including (without limitation) the limited time period during which the Option may be exercised following the Eligible Director's death.

     5.7  Termination of Board Service. If the Eligible Director ceases Board
          ----------------------------
          service for any reason (other than death or Permanent Disability) while holding one or more Options awarded under this Plan, then each such Option will remain exercisable, for any or all of the shares for which the Option is exercisable at the time of such cessation of Board service, until the earlier of (a) the expiration of the term of the Option as set forth in the Option Agreement (b) the expiration of the three year period measured from the date of such cessation of Board service, and (c) the expiration of ten years from the date such Option was granted. However, each option held by the Eligible Director under this Plan at the time of the Eligible Director's cessation of Board service will immediately terminate and cease to remain outstanding with respect to any and all Shares for which the Option is not otherwise at that time exercisable.

     5.8  Death or Permanent Disability.
          -----------------------------

          5.8.1  Eligible Directors. If the Eligible Director's service as a
                 ------------------
                 Board member ceases by reason of death or Permanent Disability, then each Option held by such Eligible Director under this Plan will immediately become exercisable for all Shares at that time subject to that Option, and the Option may be exercised for any or all of those shares as fully-vested shares until the earlier of (a) the expiration of the term of the Option as set forth in the Option Agreement (b) the expiration of the three year period measured from the date of such cessation of Board service, and (c) the expiration of ten years from the date the Option was granted.

          5.8.2  Former Eligible Directors. If the Eligible Director dies after
                 -------------------------
                 cessation of Board service but while holding one or more Options under this Plan, then each such Option may be exercised, for any or all of the shares for which the Option is exercisable at the time of the Eligible Director's cessation of Board service (less any shares subsequently purchased by Eligible Director prior to death), by the personal representative of the Eligible Director's estate or by the person or persons to whom the option is transferred pursuant to the Eligible Director's will or in accordance with the laws of descent and distribution or by the designated beneficiary or beneficiaries of such Option. Such right of exercise will lapse, and the Option shall terminate, upon the earlier of (a) the expiration of the term of the Option as set forth in the Option Agreement, (b) the three year period measured from the date of the Eligible Director's cessation of Board service, or (c) the expiration of ten years from the date such Option was granted.

     5.9  Cancellation and Regrant of Options. The Board is authorized to
          -----------------------------------
          effect, at any time and from time to time, with the consent of the affected Option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution new Options covering the same or different number of Shares but with an exercise price per share based on the Fair Market Value per Share on the new grant date.

6.   Acceleration of Options.
     -----------------------

     6.1  Acceleration Upon Change of Control. Unless the Option Agreement
          -----------------------------------
          provides otherwise or unless the Eligible Director waives the application of this paragraph 6.1 prior to a Change of Control (as hereinafter defined), in the event of a Change of Control, each outstanding Option granted under the Plan will become exercisable in full immediately prior to the effective date of the Change of Control notwithstanding the vesting provisions contained in the Option Agreement and may be exercised for any or all of those Shares as fully-vested Shares.

     6.2  Change of Control Defined. A "Change of Control" shall be deemed to
          -------------------------
          have occurred upon any of the following events:

          (a) The consummation of any of the following transactions: any merger, reverse stock split, recapitalization or other business combination of the Company, with or into another corporation, or an acquisition of securities or assets by the Company, pursuant to which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a transaction in which the majority of the holders of Shares immediately prior to such transaction will own at least 50 percent of the total voting power of the then-outstanding securities of the surviving corporation immediately after such transaction; or

          (b) A transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, or any profit-sharing, employee ownership or other employee benefit plan sponsored by the Company or any Subsidiary, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities):
                 (i) purchases any Shares (or securities convertible into Shares) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) becomes the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing 50 percent or more of the total voting power of the then-outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire the Company's securities); or

          (c) If, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board and any new director whose election by the Board, or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election by the stockholders was previously so approved, cease for any reason to constitute a majority thereof.

     6.3  General Waiver by Board. The Committee may, after grant of an Option,
          -----------------------
          accelerate the vesting of all or any part of any Option, and/or waive any limitations or restrictions, if any, for all or any part of an Option.

7.   Adjustment Upon Change of Shares.  Subject to any required action by the
     --------------------------------
stockholders of the Company, the number of Shares for which Options may thereafter be granted, and the number of Shares then subject to Options previously granted, and the price per share payable upon exercise of such Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only on the Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company. In addition, adjustments will be made pursuant to the following:

          (a) If the Company is reorganized or consolidated or merged with another corporation, in which the Company is the non-surviving corporation, an Eligible Director holding of an outstanding Option granted under this Plan shall be entitled (subject to the provisions of this paragraph 7) to receive Options covering shares of such reorganized, consolidated or merged corporation in the same proportion as granted to the Eligible Director prior to such reorganization, consolidation or merger at an equivalent exercise price, and subject to the same terms and conditions as this Plan. For purposes of the preceding sentence, the excess of the aggregate Fair Market Value of Shares subject to the Option immediately after the reorganization, consolidation or merger over the aggregate exercise price of such shares shall not be more than the excess of the aggregate Fair Market Value of all Shares subject to the Option immediately before such reorganization, consolidation or merger over the aggregate exercise price of such Shares, and the new stock option or assumption of the old Option by any surviving corporation shall not give the Eligible Director additional benefits which the Eligible Director did not have under the old Option.

          (b) To the extent that the foregoing adjustments relate to the Shares, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

          (c) Except as expressly provided in this paragraph 7, the Eligible Director will have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation, reorganization or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

          (d) The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

8.   Compensation Shares.  For each quarter during the Plan Year, each Eligible
     -------------------
Director may elect to apply all or any portion of the Director Fee payable during that Plan Year to the acquisition of Shares under this Plan.

     8.1  Number of Award Shares.  If the Eligible Director elects to receive a
          ----------------------
          portion of such Eligible Director's Director Fee in Shares: (a) the Eligible Director will receive the number of Shares obtained by dividing the amount of the Director Fee subject to the Eligible Director's election by the Fair Market Value of a Share and (b) the Eligible Director will receive the balance of the Director Fee in cash or its equivalent. If the Eligible Director elects to receive 100% of the Director Fee in Shares the Eligible Director will receive the number of Shares obtained by dividing the applicable Director's Fee by the Fair Market Value of a share. Fair Market Value as used in this paragraph 8, shall be determined on the business day immediately preceding the date that the Director Fee is due.

     8.2  Method of Electing. The election of the Eligible Director described in
          ------------------
          paragraph 8.1 must be in writing and filed with the Company's Secretary prior to the first day of each calendar quarter during the Plan Year. If an Eligible Director fails to make such election in a timely manner, such Eligible Director will be deemed to have elected not to receive any of the Director Fee payable to such Eligible Director in Shares.

9.   Amendments and Termination.
     --------------------------

     9.1  Amendments to Plan; Termination. The Board may at any time, and from
          -------------------------------
          time to time, amend or modify any of the provisions of the Plan, and may at any time suspend or terminate the Plan. Notwithstanding the foregoing sentence, any amendment to the Plan will not be effective unless and until it has been duly approved by the stockholders of the outstanding Shares if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation.

     9.2  Amendments to Individual Awards.  The Board may amend the terms of any
          -------------------------------
          Option granted under the Plan; pro-
          vided, however, that subject to paragraph 7 hereof, no such amendment may be made by the Board which in any material respect impairs the rights of the Eligible Director without the Eligible Director's consent.

10.  Investment Intent.  The Board may require each Eligible Director receiving
     -----------------
Shares or Options to represent to, and agree with, the Company in writing that each Eligible Director is acquiring the Shares for investment without a view to distribution, and may condition the issuance of Shares pursuant to the Share Award on such other representation or agreement as may be necessary or advisable solely to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities laws.

11.  Share Certificates.  The Company will not be required to issue or deliver
     ------------------
any certificate for Shares purchased hereunder or any portion thereof unless, in the opinion of the Company's counsel there has been compliance with all applicable legal requirements. In addition, the Company will impose such restrictions on Shares delivered to an Eligible Director under the Plan as it may deem advisable in order to comply with the Securities Act of 1933, as amended, the requirements of the New York Stock Exchange or any other stock exchange or automated quotation system upon which the shares are then listed or quoted, any state securities laws applicable to such, any transfer, any provisions of the Company's Certificate of Incorporation or Bylaws, or any other law, regulation, or binding contract to which the Company is a party.

12.  Stockholder Rights. An Eligible Director will have no stockholder rights
     ------------------
(a) with respect to the Shares subject to an Option until such person has exercised the Option, paid the exercise price, and become a holder of record of the purchased Shares, or (b) with respect to Shares subject to such person's election pursuant to paragraph 8.1, until the Director Fee is due and payable and such person has become a holder of record of the purchased Shares.

13.  Effective Date, Stockholder Approval, and Plan Termination.  The Plan will
     ----------------------------------------------------------
become effective on its approval by the stockholders of the Company. Unless earlier terminated by the Board, the Plan will remain in effect until such time as no Shares remain available for delivery under the Plan, and the Company has not further rights or obligations under the Plan with respect to Options under the Plan.

14.  Relationship to Other Compensation Plans.  The adoption of the Plan will
     ----------------------------------------
neither affect any other stock option, incentive or other compensation plans in effect for the Company or any of its subsidiaries, nor will the adoption of the Plan preclude the Company from establishing any other forms of incentive or other compensation plan for directors of the Company.

15.  Plan Binding on Successors.  The Plan will be binding upon the successors
     --------------------------
and assigns of the Company.

16.  Headings.  Headings of paragraphs hereof are inserted for convenience and
     --------
reference, and do not constitute a part of the Plan.

17.  Governing Law.  The Plan and any agreements hereunder shall be
     -------------
administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

LSB INDUSTRIES, INC.                                      THIS PROXY IS
16 South Pennsylvania                 PROXY               SOLICITED BY THE
Post Office Box 754           FOR THE ANNUAL MEETING      BOARD OF DIRECTORS
Oklahoma City, Oklahoma 73101    OF SHAREHOLDERS          LSB INDUSTRIES, INC.


     The undersigned hereby appoints Jack E. Golsen and Tony M. Shelby, and each of them, the undersigned's proxy, with full power of substitution, to attend the annual meeting of the shareholders of LSB Industries, Inc. (the "Company") on Thursday, June 24, 1999, at 11:30 a.m. Central Daylight Savings Time, at the Company's financial center located at 4000 Northwest 39th Expressway, Oklahoma City, Oklahoma 73112, and at any adjournment of that meeting, and to vote the undersigned's shares of Common Stock, Convertible Noncumulative Preferred Stock, and 12% Series B Cumulative Convertible Preferred Stock, all of which vote as a single class, as designated below:

(1)  Election of Directors

    [_] For All Nominees Listed Below    [_]  Withhold Authority to vote for All
        (Except as marked to the contrary     Nominees Listed Below
        below)

        (Instruction: To withhold authority to vote for an individual nominee, strike through the nominee's name below.)

        Ray B. Ackerman       Gerald J. Gagner        Bernard G. Ille        Donald W. Munson        Tony M. Shelby

        The Board of Directors unanimously recommends a vote "FOR" all nominees

(2)     Approval and ratification of Selection of Independent Auditors.

               [_] FOR               [_] AGAINST                 [_] ABSTAIN

        The Board of Directors unanimously recommends a vote "FOR" this item.

(3)     Approval of the Company's 1998 Employee Stock Option and Incentive Plan

               [_] FOR               [_] AGAINST                 [_] ABSTAIN

        The Board of Directors unanimously recommends a vote "FOR" this item.

(4)     Approval of the Company's Outside Directors Stock Purchase Plan

               [_] FOR               [_] AGAINST                 [_] ABSTAIN

        The Board of Directors unanimously recommends a vote "FOR" this item.

(5) Any other business which properly may come before the meeting or any adjournment of the meeting.

        The persons named above will vote the shares of stock represented by this Proxy Card in accordance with the specifications made in items 1, 2, 3 and
4. If the undersigned makes no specification, the persons named above will vote the shares "FOR" items 1, 2, 3 and 4.

        Please sign exactly as your name appears below, date and return this Proxy Card promptly, using the self-addressed, prepaid envelope enclosed for your convenience. Please correct your address before returning this Proxy Card. Persons signing in a fiduciary capacity should indicate that fact and give their full title. If a corporation, please sign in the full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. If joint tenants, both persons should sign.

_________                                _______________________________________
Date                                     Name of Shareholder (Please Print)

                                         _______________________________________
                                         (New Address (Street, City, State)

                                         _______________________________________
                                         Signature and Title

                                         _______________________________________
                                         Signature and Title

                                         _______________________________________
                                         Signature and Title